UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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On Track Innovations Ltd.

(Name of Registrant as Specified In Its Charter)

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ON TRACK INNOVATIONS LTD.

NOTICE OF THE 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 15, 2016

You are hereby notified that the 2016 Annual General Meeting of Shareholders of On Track Innovations Ltd. (the “Company”), will be held on Thursday, December 15, 2016, at 5:00 P.M., Israel time, at our offices, Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000 (the “Meeting”), for the following purposes:

1.

To re-elect Dilip Singh and Mark Stolper and to elect Shlomi Cohen (collectively, the “Director Nominees”) to serve as directors of the Company starting on the date of the Meeting until our next General Meeting following three years from their election;

2.	To approve the Amended and Restated Compensation Policy of the Company;

3.	To consider and approve by a non-binding advisory vote, the compensation of our named executive officers as described in the accompanying proxy statement;

4.

To appoint Somekh Chaikin, a member of KPMG International (“Somekh Chaikin”), as our independent registered public accounting firm until the 2017 annual general meeting of shareholders, and to authorize the Company's board of directors (the “Board”), upon the recommendation of our Audit Committee, to determine the remuneration of Somekh Chaikin in accordance with the volume and nature of their services; and

5.	To present the financial statements of the company for the fiscal year ended December 31, 2015.

The Board of Directors of the Company recommends that you vote in favor of proposals number 1, 2, 3, and 4 above.

Record Date and Right to Vote

The Board has fixed the close of business on October 25, 2016, as the record date for the Meeting (“Record Date”). Subject to the provisions of Israeli law and the Company’s Amended and Restated Articles of Association (the “Articles of Association”), only shareholders on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.

All shareholders that are entitled to notice and to vote at the Meeting are cordially invited to attend the Meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares as of the Record Date (“Proof of Ownership”). If you do not have either an admission ticket or Proof of Ownership, you will not be admitted to the Meeting.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to be held on December 15, 2016:

The proxy statement, proxy card and Annual Report to shareholders for the year ended December 31, 2015 (the “Annual Report”) are also available at

http://www.otiglobal.com/agm and on our proxy agent’s website at www.proxyvote.com.

Shareholders may also obtain additional paper or e-mail copies of these materials at no cost by writing to

On Track Innovations Ltd., Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000, attention: Secretary.

Your vote is important regardless of the number of shares you own.  You may vote by telephone or over the internet on our proxy agent's website at www.proxyvote.com until the Cut-Off Date (as defined below) by following the instructions included on the enclosed proxy card. If you are not voting by phone or internet, the Company requests that you complete, sign, date and return the enclosed proxy card without delay and no later than the Cut-Off Date described below in the enclosed postage-paid return envelope, even if you now plan to attend the Meeting.  You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the Meeting and voting in person. We will not be able to count a proxy card unless we receive it at our principal executive offices at Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel, 1200000, or at the office of our proxy agent, Broadridge Financial Solutions Inc. at Vote Processing, c/o Broadridge, 51 Mercedes Way Edgewood, NY 11717, in the enclosed envelope, by Monday, December 12, 2016 at 5:00 P.M. Israel time, which is Monday, December 12, 2016 at 10:00 A.M. Eastern Time (the “Cut-Off Date”).

IMPORTANT:  If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares, otherwise your broker, nominee or other institution may have the right to vote on the matters contained in the proxy pursuant to its sole discretion.  Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

By order of the Board,

/s/ Tamir Ben-Yoseph
Tamir Ben-Yoseph, Adv.
General Counsel and Secretary

October 26, 2016

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please sign, date and return your proxy promptly and no later than the Cut-Off Date, in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

ON TRACK INNOVATIONS LTD.

Z.H.R. Industrial Zone

Rosh Pina, Israel, 1200000

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying proxy card are being sent by On Track Innovations Ltd. to the holders of record of the Company’s outstanding Ordinary Shares on the Record Date fixed by the Company’s Board of Directors as described hereunder. The accompanying proxy is being solicited by the Board of Directors of the Company (the “Board”), for use at the Meeting, to be held on Thursday, December 15, 2016, at 5:00 P.M. Israel time, at our offices, Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000 and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of the Ordinary Shares held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

The Board has fixed October 25, 2016 as the Record Date for the Meeting. Only shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On October 25, 2016, there were 42,120,075 outstanding Ordinary Shares. Each Ordinary Share is entitled to one vote per share. Subject to the provisions of Israeli law and pursuant to the Articles of Association of the Company, no business may be transacted at any shareholder meeting unless a quorum is present when the meeting begins. The quorum required for a meeting of shareholders is at least two shareholders present in person or by proxy, holding in the aggregate at least one third (33 1/3%) of the issued and outstanding Ordinary Shares as of the Record Date (the “Quorum”). Abstentions will not be counted with respect to the items below, but will be counted in determining if a Quorum is present.  Broker non-votes, as defined below, are counted in determining if a Quorum is present.

All Ordinary Shares represented in person or by valid proxies received by the Company prior to the Cut-Off Date (as defined below), and not revoked, will be voted as specified in the proxies or voting instructions.  Votes that are left blank will be voted as recommended by Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes.  Because Items No. 1, 2 and 3 in this proxy statement are non-routine proposals, your broker, bank or other agent will not be entitled to vote on these proposals without your instructions. Item 4 is a routine proposal, so your broker, bank or other agents will be entitled to vote on those proposals without your instruction. No vote is required for Item No. 5.

Any shareholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date, but not after the Cut-Off Date, or by electing to vote in person at the Meeting.  The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

We will not be able to count a proxy card unless we receive it at our principal executive offices at Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel, 1200000, or at our proxy agent, Broadridge Financial Solutions Inc. at Vote Processing, c/o Broadridge, 51 Mercedes Way Edgewood, NY 11717, in the enclosed envelope, by Monday, December 12, 2016, at 5:00 P.M. Israel time, which is December 12, 2016, at 10:00 A.M. Eastern Time (“Cut-Off Date”). You may also vote by telephone or over the Internet on our proxy agent's website at www.proxyvote.com until the Cut-Off Date by following the instructions included on the enclosed proxy card.

Our website address and our proxy agent's website address are included several times in this proxy statement as a textual reference only, and the information in these websites is not incorporated by reference into this proxy statement.

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ITEM NO. 1 – ELECTION OF DIRECTORS

Introduction

The number of our directors is currently fixed at five with three directors having terms that expire at the Meeting, one with a term that expires in May 2017 and one with a term that expires in January 2019. The Board has nominated Mr. Dilip Singh and Mark Stolper, each of whom currently serves as a director, and Mr. Shlomi Cohen, our Chief Executive Officer, to be our Director Nominees. One of our current directors, Mr. John A. Knapp Jr., whose term is expiring at the Meeting has not been renominated to serve as a director. Shareholders will be asked to elect each of the said Director Nominees to hold office starting on the date of the Meeting until our next General Meeting following three years from their election. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he is willing to be named as a nominee and each is willing to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Furthermore, as required by the Companies Law, all Director Nominees have declared in writing that they possess the requisite skills and expertise, as well as sufficient time, to perform their duties as a director of the Company.

The names of each current member of our Board, our executive officers, and their ages as of the Record Date, are as follows:

Name	Age	Position(s) Held
Dilip Singh (1)	68	Chairman of the Board of Directors
William C. Anderson III (1) (2) (3) (4)	46	Director
John A. Knapp Jr. (1) (3)	65	Director
Donna Seidenberg Marks (1) (2) (3) (4)	60	Director
Mark Stolper (1) (3) (4)	44	Director
Shlomi Cohen	52	Chief Executive Officer
Yishay Curelaru	34	Chief Financial Officer

(1)	Independent Director

(2)	External Director

(3)	Member of Compensation Committee

(4)	Member of Audit Committee

Director Nominees

Dilip Singh was appointed as a director in 2012 to hold office until the Meeting. On February 9, 2015, Mr. Singh was appointed as our Chairman of the Board of Directors. Mr. Singh has served as the General Partner of Value Generation Capital Fund LP since December 2013 and has also served as a director of Concurrent Computer Corporation, Inc., a provider of high-performance, real-time computer systems and software solutions, since July 2012. From April 2012 to April 2013, Mr. Singh served as the interim Chief Executive Officer, President and as a director of InfuSystem Holdings Inc., a provider of ambulatory infusion pumps and associated clinical services. Prior to joining InfuSystem, Mr. Singh served as the interim Chief Executive Officer of MRV Communications, Inc., a provider of optical communications network infrastructure equipment and network management products, as well as network integration and managed services, from July 2010 to December 2011 and as a director from October 2010 to December 2011. From December 2008 to May 2009, Mr. Singh served as the Chief Executive Officer of Telia-Sonera Spice Nepal, a large Asian mobile operator. From October 2004 to November 2008, Mr. Singh served as the Chief Executive Officer and President of Telenity, Inc., a convergence applications, service delivery platform and value added services software company. Mr. Singh earned a Master’s of Science in Physics from the University of Jodhpur and a Masters of Technology in Electronics & Communications Electrical Engineering from the Indian Institute of Technology.

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The Company believes Mr. Singh’s vast operational executive management and board experience with global companies make him suitable to serve as a director and Chairman of the Board of Directors of the Company.

Mark Stolper was appointed as a director in 2012 to hold office until the Meeting. Since 2004, Mr. Stolper has served as the Executive Vice President and Chief Financial Officer of RadNet, Inc., the largest owner and operator of freestanding medical diagnostic imaging centers in the United States. At RadNet, Mr. Stolper is responsible for all accounting, finance, reimbursement operations, investor relations, treasury and related financial functions. Prior to joining RadNet, Mr. Stolper had diverse experiences in investment banking, private equity, venture capital investing and operations. Mr. Stolper began his career as a member of the corporate finance group at Dillon, Read and Co., Inc., executing mergers and acquisitions, public and private financings and private equity investments with Saratoga Partners LLP, an affiliated principal investment group of Dillon Read. After Dillon Read, Mr. Stolper joined Archon Capital Partners, which made private equity investments in media and entertainment companies. Mr. Stolper also worked for Eastman Kodak, where he was responsible for business development for Kodak’s Entertainment Imaging subsidiary ($1.5 billion in sales). Mr. Stolper was also co-founder of Broadstream Capital Partners, a Los Angeles-based investment banking firm focused on advising middle market companies engaged in financing and merger and acquisition transactions. Mr. Stolper holds a B.A. from the University of Pennsylvania and a finance degree from the Wharton School. Mr. Stolper also has a postgraduate Award in Accounting from UCLA.

The Company believes Mr. Stolper’s professional and corporate experience, as well as his knowledge and familiarity with corporate finance and accounting as an experienced Chief Financial Officer in a NASDAQ-traded company, make him suitable to serve as a director of the Company.

Shlomi Cohen has served as the Company’s Chief Executive Officer since August 2, 2015. Prior to joining the Company, Mr. Cohen served as president and Chief Executive Officer of RayV Technologies Ltd. from 2012 until it was acquired by Yahoo! in 2014. Prior to that and from 2010 to 2012, Mr. Cohen served as president of Europe Middle-East Africa for NICE Systems Ltd (Nasdaq: NICE). Mr. Cohen has also held sales positions with a number of leading technology companies, including Nokia (2007-2010), Siemens (2003-2007), BATM Advanced Communications (1998-2002) and Eldor Computers (1990-1995). Mr. Cohen holds an M.B.A. from the Bar Ilan University and a B.SC. Mechanical engineering from the Tel-Aviv University.

The Company believes Mr. Cohen’s professional and corporate experience, and in particular his operational executive management experience, make him suitable to serve as a director of the Company.

There are no family relationships between any of our directors or executive officers.

Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to elect each of Dilip Singh, Mark Stolper and Shlomi Cohen as a Director on the Board starting on the date of the Meeting until our next General Meeting following three years from their election.”

Required Vote

The affirmative vote of a majority of the Ordinary Shares voting on the matter is required to approve this resolution. The election of each director shall be voted separately. Since abstentions are not considered votes cast, they will have no impact on the outcome of this proposal. Broker non-votes will not impact the results of the vote on directors' election, but will be counted for purposes of determining whether there is a quorum

The Board recommends a vote FOR the election of each of Dilip Singh, Mark Stolper and Shlomi Cohen as a Director to the Board starting on the date of the Meeting until our next General Meeting following three years from their election.

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PROPOSAL NO. 2 — ADOPTION OF THE AMENDED AND RESTATED COMPENSATION POLICY
FOR COMPANY'S OFFICE HOLDERS

Pursuant to the Israeli Companies Law (the “Companies Law”), all public Israeli companies, including companies whose shares are publicly-traded only outside of Israel, such as the Company, are required to adopt a written compensation policy for their executives, which addresses certain items prescribed by the Israeli Companies Law and serves as a flexible framework for executive and director compensation. Accordingly, on December 6, 2013, the Company’s shareholders approved the compensation policy for the Company's directors and officers (the “Compensation Policy”). See “Compensation of Directors and Executive Officers-Executive Officers Compensation Policy” below.

Since under the Companies Law, the Company is required to review, update (if necessary) and approve the Compensation Policy every three years, the Amended and Restated Compensation Policy is brought for approval.

The Amended and Restated Compensation Policy reflects changes in the Companies Law and the applicable regulations since the Compensation Policy was adopted.

The material revisions in our Amended and Restated Compensation Policy compared to the prior policy are (1) limitations on our Chief Executive Officer's annual discretionary compensation component to be set at three times of the monthly salary as derived from recent changes to the Companies Law, (2) the inclusion of D&O insurance coverage for our directors and officers subject to the compensation policy to avoid the need for an additional shareholder vote as derived from recent changes to the regulations of the Companies Law; and (3) the ability of our Chief Executive Officer with respect to subordinated executives and our Compensation Committee with respect to our Chief Executive Officer to increase the monthly compensation of the respective executives by up to 10% per year, without the need to obtain the Board's approval, as long as the annual compensation does not exceed the limits approved in our Amended and Restated Compensation Policy. The foregoing description is only a summary of the material revisions and you are urged to review the Amended and Restated Compensation Policy in its entirety as well as the section below captioned "Compensation of Directors and Executive Officers – Executive Officers Compensation Policy".

A marked and a clean copy of the Amended and Restated Compensation Policy indicating the proposed amendments is attached hereto as Exhibit A1 and A2.

Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, that the amended and restated compensation policy for the Company's directors and officers, in the form attached hereto as Exhibit A is hereby approved.”

Required Vote

The affirmative vote of a majority of the Ordinary Shares voting on the matter is required to approve this resolution, provided either (i) included in such majority is at least a majority of the Ordinary Shares of shareholders who are non-controlling1 shareholders nor having a personal interest in said resolution; or (ii) the total number of Ordinary Shares of shareholders specified in clause (i) who voted against this resolution does not exceed two percent of the voting rights in the Company. Since abstentions are not considered votes cast, they will have no effect on the outcome of this proposal. Broker non-votes will not impact the results of the vote on compensation policy, but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the adoption of the Amended and Restated Compensation Policy attached hereto as Exhibit A2.

1 Under the Companies Law, in general, a person will be deemed to be a controlling shareholder if the person has the power to direct the activities of the Company, otherwise than by reason of being a director or other office holder of the Company, and you are deemed to have a personal interest if any member of your immediate family (spouse, sibling, parent, grandparent or each of the foregoing with respect to your spouse or their spouse) has a personal interest in the adoption of the proposal. In addition, you are deemed to have a personal interest if a company, other than the Company, that is affiliated with you has a personal interest in the adoption of the proposal. Such company is a company in which you or a member of your immediate family serves as a director or chief executive officer, has the right to appoint a director or the chief executive officer, or owns 5% or more of the outstanding shares. You are also deemed to have a personal interest if you are voting other person's shares pursuant to a proxy provided by the other person that has a personal interest, whether or not you have a discretion to vote the shares. However, you are not deemed to have a personal interest in the adoption of the proposal if your interest in such proposal arises solely from your ownership of the Company’s Ordinary Shares, or to a matter that is not related to a relationship with a controlling shareholder.

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PROPOSAL NO. 3 — ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS (“SAY-ON-PAY VOTE”)

In accordance with the requirements of Section 14A of the Exchange Act and related rules of the Securities and Exchange Commission (the “SEC”), we are including a separate proposal subject to shareholder vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers (as defined below) listed in the Summary Compensation Table as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.  To learn more about our executive compensation, see “Compensation of Directors and Executive Officers” elsewhere in this proxy statement.

Our compensation policy for our Named Executive Officers is designed to reward high performance and innovation, to promote accountability and to ensure that executive interests are aligned with the interests of our shareholders. The following is a summary of the primary components of our named executive officer compensation. We urge our shareholders to review the “Compensation of Directors and Executive Officers” section of this proxy statement and related compensation tables for more information.

One component of our compensation program is base compensation or salary. We design base salaries to fall within a competitive range of the companies against which we compete for executive talent. Generally, the base salary established for an individual named executive officer reflects many inputs, including our Chief Executive Officer’s assessment of the named executive officer's performance, the level of responsibility of the named executive officer, and competitive pay levels based on salaries paid to employees with similar roles and responsibilities at our peer group companies.

Another component of our compensation program is cash bonuses. We structure our cash bonus award program to reward Named Executive Officers for our Company's successful performance, and for each individual's contribution to that performance.

A third component of our compensation program is equity awards. We grant share options to our Named Executive Officers in order to align their interests with the interests of our shareholders by tying the value delivered to our Named Executive Officers to the value of our Ordinary Shares. We also believe that share option grants to our Named Executive Officers provide them with long-term incentives that will aid in retaining executive talent by providing opportunities to be compensated through the Company's performance and rewarding executives for creating shareholder value over the long-term.

At our extraordinary meeting of shareholders held on November 2, 2015, we provided our shareholders with the opportunity to cast a non-binding advisory vote on executive compensation. Over 88% of the votes cast on this "say-on-pay vote" were voted in favor of the proposal. We have considered the say-on-pay vote and we believe that strong support from our shareholders for the say-on-pay vote indicates that our shareholders are supportive of our approach to executive compensation. In the future, we will continue to consider the outcome of our say-on-pay votes when making compensation decisions regarding the Named Executive Officers. At our 2015 annual shareholders meeting, our shareholders also voted in favor of the proposal to hold say-on-pay votes annually, as we recommended. We expect to conduct the next advisory vote at our 2017 annual meeting of shareholders.

The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.  To the extent there is any significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, the Compensation Committee of our Board will evaluate whether any actions are necessary to address the concerns of shareholders.

Our Board believes that the information provided in this proxy statement demonstrates that our Named Executive Officer compensation is designed to provide incentives and rewards for both our short-term and long-term performance, and is structured to motivate the Company's Named Executive Officers to meet our strategic objectives, thereby maximizing total return to shareholders.

Therefore, it is proposed that the following resolution be adopted at the Meeting:

"RESOLVED, to approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion set forth in this proxy statement."

Required Vote

The affirmative vote of a majority of the Ordinary Shares voting on the matter is required to approve this resolution, provided either (i) included in such majority is at least a majority of the Ordinary Shares of shareholders who are non-controlling2 shareholders nor having a personal interest in said resolution; or (ii) the total number of Ordinary Shares of shareholders specified in clause (i) who voted against this resolution does not exceed two percent of the voting rights in the Company. Since abstentions are not considered votes cast, they will have no effect on the outcome of this proposal. Broker non-votes will not impact the results of the vote on executive compensation, but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers, as described in the compensation tables and narrative discussion set forth in this proxy statement.

2 See footnote 1 above.

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ITEM NO. 4 - APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND

AUTHORIZATION OF AUDIT COMMITTEE DETERMINATION OF REMUNERATION

Our Audit Committee and Board have recommended that Somekh Chaikin, a member of KPMG International (“Somekh Chaikin”), be appointed as our independent registered public accounting firm to perform the audit of our consolidated financial statements until the 2017 annual general meeting of shareholders. Somekh Chaikin confirmed that they have no relationship with the Company or with any affiliate of the Company, except as auditors. A representative of Somekh Chaikin is not expected to be present at the Meeting.

Shareholder approval of the appointment of Somekh Chaikin as our independent registered public accounting firm until the 2017 annual general meeting of shareholders, is required under the Companies Law. Our Audit Committee and Board believe that such appointment is appropriate and in the best interests of the Company and its shareholders. Shareholder approval is further necessary under the Companies Law in order to delegate the authority to fix the remuneration of our independent registered public accounting firm. Subject to the approval of this proposal, the Board, with the recommendation of our Audit Committee, will fix the remuneration of Somekh Chaikin in accordance with the volume and nature of their services to the Company.

Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to appoint Somekh Chaikin, a member of KPMG International, as our independent registered public accounting firm until the 2017 annual general meeting of shareholders, and to authorize the Board, upon the recommendation of our Audit Committee, to determine the remuneration of Somekh Chaikin in accordance with the volume and nature of their services.”

Required Vote

The affirmative vote of a majority of the Ordinary Shares voting on the matter is required to approve this resolution. Abstentions will have no effect on the outcome of this proposal. Because this is a routine matter, there will not be any broker non-votes.

The Board recommends a vote FOR the approval of the appointment of Somekh Chaikin as our independent registered public accounting firm until the 2017 annual meeting of shareholders, and the authorization of the Board, upon the recommendation of our Audit Committee, to determine their remuneration in accordance with the volume and nature of their services.

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ITEM NO. 5 - PRESENTATION OF 2015 FINANCIAL STATEMENTS

The Company’s financial information for the year ended December 31, 2015, is contained in our Annual Report, available at www.sec.gov (where the contents of the SEC’s website are not part of this proxy statement).

At the Meeting, the Company will review the audited consolidated financial statements for the year ended December 31, 2015, and will answer appropriate questions relating thereto.

No vote will be required regarding this item.

CURRENT DIRECTORS

In addition to the Director Nominees, the following is information with respect to the rest of our current directors serving on the Company’s Board. As noted above, Mr. Knapp’s term will expire at the Meeting:

William C. Anderson III was appointed as an External Director under the Companies Law in 2014 to hold office for a three-year term that commenced on May 26, 2014. Mr. Anderson is the founder of AmpThink LLC, a wireless solutions company focused on building large, complex, wireless networks employing different technologies including low and high frequency RFID, wireless bridging, WiFi, near field communications and Bluetooth. AmpThink has led the delivery of networks for three recent major American football sporting events. Mr. Anderson has been acting as Chief Executive Officer of AmpThink LLC since its incorporation in 2011. Prior to AmpThink, Mr. Anderson was co-founder of Genesta, a wireless systems integrator specializing in the design and deployment of warehouse automation systems, where Mr. Anderson from 2000 to 2011 acted as Chief Technology Officer. In this position, Mr. Anderson helped create solutions for clients such as Con Edison, Frito-Lay, and Sara Lee. Mr. Anderson holds a degree in Economics and Philosophy from Boston College and a Master’s degree in Management Science from The State University of New York. The Company believes Mr. Anderson’s qualifications including his years of experience in the high-tech industry and network solutions business, as well as his experience as Chief Technology Officer and Chief Executive Officer of private American companies, make him suitable to serve as a director of the Company.

Donna Seidenberg Marks was appointed as an External Director under the Companies Law on November 2, 2015, effective January 1, 2016 to hold office for a three-year term. Ms. Seidenberg Marks is a Certified Public Accountant with a wide variety of experience serving clients in various industries over her 37 years in the practice of public accounting. Ms. Seidenberg Marks has served as a director at the Fuoco Group, LLC, a certified public accounting firm that provides audit, tax and consulting services to its clients throughout its five locations in Florida and New York. Prior to joining the Fuoco Group,  Mrs. Seidenberg Marks was the managing partner of her own firm, Donna Seidenberg, PA and served as a Managing Director at American Express Tax and Business Services (which merged into the international accounting firm of RSM International). Her practice includes performing audits, reviews and compilations of financial statements, preparing tax returns, and rendering consulting services, including forensic accounting and expert witness testimony in mediations and litigation matters in her areas of specialization. Her experience also includes consulting on Sarbanes-Oxley implementation. Ms. Seidenberg Marks is a frequent speaker at local and national meetings of the Community Associations Institute for which she serves on its National Business Partners Council, and is a past President and Treasurer of its local chapter. Ms. Seidenberg Marks earned a B.A. in Business Administration degree in Accounting (magna cum laude) from the University of South Florida in 1978, and is a member of the Florida Institute of Certified Public Accountants. The Company believes that Ms. Seidenberg Marks’ professional and corporate experience, as well as her knowledge and familiarity with corporate finance and accounting as an experienced Certified Public Accountant, make her suitable to serve as a director of the Company.

John A. Knapp Jr. was appointed as a director in 2012 to hold office until the Meeting. Mr. Knapp has been the President and principal shareholder of Andover Group, Inc. since 1978. Andover’s two main business lines are real estate development and investment management. In October 2005, Mr. Knapp became Chief Executive Officer of ICO, Inc. and served in that capacity, as well as a director, until April 2010, when ICO was acquired by A. Schulman, Inc. for a significant premium. Mr. Knapp, through Andover Group, Inc., was a partner in San Juan Partners, LLC. Mr. Knapp is a CFA and serves as a partner of CCM Opportunistic Partners, an investment fund that invests with emerging managers. Mr. Knapp has served as a trustee of Annunciation Orthodox School in Houston, and is currently a trustee of the Armand Bayou Nature Center. Mr. Knapp is a graduate with honors of from Williams College.  The Company believes that Mr. Knapp’s corporate and business strategy experience make him suitable to serve as a director of the Company.

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EXECUTIVE OFFICERS

The following is information with respect to Company’s current executive officers who are not directors.

Shlomi Cohen is the Company’s Chief Executive Officer and a director nominee. For additional information, see page 3 above.

Yishay Curelaru was appointed as the Company’s Chief Financial Officer effective January 31, 2016. Prior to his appointment, Mr. Curelaru served as the Company’s controller and deputy Chief Financial Officer from July 2013, and oversaw the Company's finance department in this capacity. Prior to joining the Company, Mr. Curelaru was a senior accountant at PricewaterhouseCoopers (PwC) beginning in 2011. Mr. Curelaru also served as a captain in the Special Forces of the Israeli Defense Forces from 2000 until 2005. Mr. Curelaru holds a B.A. in economics and accounting from the Ben-Gurion University of the Negev, and is a Certified Public Accountant in Israel.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, to the best knowledge and belief of the Company, as of September 29, 2016 (unless provided herein otherwise), with respect to holdings of our Ordinary Shares by (1) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Ordinary Shares outstanding as of such date; (2) each of our directors, including the Director Nominees; (3) each of our Named Executive Officers (as defined below under “Summary Compensation Table”); and (4) all of our directors and our executive officers as a group.

All information with respect to the ownership of any of the below shareholders has been furnished by such shareholder and, unless otherwise indicated below, we believe that persons named in the table have sole voting and sole investment power with respect to all of the shares shown as owned, subject to community property laws, where applicable. The shares owned by the directors and executive officers include the shares owned by their family members to which such directors and executive officers disclaim beneficial ownership, as provided for below. If a shareholder has the right to acquire shares by exercising options currently exercisable or exercisable within 60 days of the date of this table, these shares are deemed outstanding for the purpose of computing the percentage owned by the specific shareholder (that is, they are included in both the numerator and the denominator), but they are disregarded for the purpose of computing the percentage owned by any other shareholder.

The information in the table below is based on 40,941,376 Ordinary Shares outstanding as of September 29, 2016.  Unless otherwise indicated, the address of each of the individuals named below is: c/o On Track Innovations Inc., Z.H.R. Industrial Zone, P.O. Box 32, Rosh Pina, Israel.

Name of beneficial owner	Position	Number of Shares Beneficially Owned	% of Class of Shares
Shlomi Cohen	Chief Executive Officer	106,605	*
Yishay Curelaru	Chief Financial Officer	8,666	*
Shay Tomer	Former Chief Financial Officer	0	*
Dimitrios Angelis	Former Director and Former Chief Executive Officer of OTI America	35,000	*

Ofer Tziperman	Former Chief Executive Officer	10,000	*
Dilip Singh (1)	Director, Chairman	329,165	*
William C. Anderson III (2)	Director	73,333	*
John A. Knapp Jr. (3)	Director	335,700	*
Donna Seidenberg Marks	Director	0	*
Mark Stolper (4)	Director	50,000	*
All current executive officers and directors as a group (7 persons)		903,469	2.2%
5% Shareholders
Jerry L. Ivy Jr. (5)	Shareholder	3,386,650	8.3%
Harvest Capital Strategies LLC (6)	Shareholder	2,600,361	6.4%

(*)	Less than 1%

(1)	Based on the information provided by Mr. Singh, includes 22,054 Ordinary Shares held by Mr. Singh, 257,111 Ordinary Shares as to which Mr. Singh has voting rights in his capacity as Chairman of the Board, pursuant to irrevocable proxies previously granted to the Chairman of the Board of the Company and options held by Mr. Singh to purchase 50,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

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(2)	Includes 40,000 Ordinary Shares held by Mr. Anderson and options held by Mr. Anderson to purchase 33,333 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(3)	Includes 285,700 Ordinary Shares held by Mr. Knapp and options held by Mr. Knapp to purchase 50,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(4)	Consists of options held by Mr. Stolper to purchase 50,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(5)	Information is based solely on Schedule 13G/A filed by Mr. Ivy with the SEC on February 9, 2016. Mr. Ivy's address is 2125 1st Ave., Seattle, WA 98121.

(6)	Information is based solely on Schedule 13F filed by Harvest Capital Strategies LLC with the SEC on August 15, 2016 for the quarter ended June 30, 2016. Includes 2,600,361 Ordinary Shares held by Harvest Capital Strategies LLC. Harvest Capital Strategies LLC’s address is 600 Montgomery Street, Suite 1700, San Francisco, CA 94111.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, submitted to the SEC during the fiscal year ended December 31, 2015, we believe that during said year, our executive officers, directors and all persons who own more than ten percent of a registered class of our equity securities complied with all Section 16(a) filing requirements, except for Shay Tomer and John A. Knapp Jr., who both failed to timely file Form 4s.

CORPORATE GOVERNANCE

Independent Directors

All of our five current directors on our Board are independent directors as defined in SEC and NASDAQ Rules.  Our independent directors are Dilip Singh, Mark Stolper and John Knapp.  Based on information provided to the Company, the Board has determined that Ms. Donna Seidenberg Marks and William C. Anderson III, our external directors, are also independent as defined by SEC and NASDAQ rules. Mr. Cohen, if elected, will not be considered independent.

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Financial Expertise

Under the Companies Law, our Board is required to determine how many of our non-External Directors should be required to have financial and accounting expertise. In determining such number, the Board must consider, among other things, the type and size of the company and the scope and complexity of its operations. Our Board has determined that at least one director (excluding External Directors) should be required to have financial and accounting expertise. Each member of the Audit Committee of our Board has financial and accounting expertise as defined under the Companies Law.

Board Leadership Structure

Mr. Cohen is our Chief Executive Officer, and Mr. Dilip Singh is Chairman of our Board.  As Chief Executive Officer of the Company, Mr. Cohen reports to the Company’s Board. In light of Mr. Cohen’s experience as a senior officer in multinational corporations, we believe that the Company and its shareholders will benefit from Mr. Cohen’s capabilities and expertise as a full-time officer, and, if elected, a director, of the Company who will be able to work closely with consulting and legal teams to execute the Company’s long-term intellectual property assertions and monetization plan.

None of our independent directors serves as the lead independent director. We believe that this leadership structure is appropriate given the current size and operations of the Company. Our Board’s role in risk oversight includes risk analysis and assessment in connection with each financial and business review, update and decision-making proposal and deliberations.

Risk Oversight

The Board's role in our risk oversight is consistent with our leadership structure, with our Chief Executive Officer, whose performance is assessed by the Board, and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board providing oversight in connection with those efforts.

The Board, including the Audit Committee and Compensation Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company's risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board plays an active role, as a whole and at the committee level in overseeing management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible, among other things, for overseeing the management of financial and accounting risks, risks related to the Company’s compliance with legal and regulatory requirements, risks in regards to the independent auditor’s performance of its internal audit function, evaluation of any inadequacies in the business management of the Company and risks in related-party transactions. The Compensation Committee is responsible, among other things, for overseeing the management of risks relating to executive and employees compensation plans, incentive awards and other beneficial arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

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The Board administers its risk oversight responsibilities through the Chief Executive Officer and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

External Directors

Under the Companies Law, companies incorporated under the laws of the State of Israel with shares listed on an exchange, including NASDAQ, (“Foreign Listed Companies”) must appoint at least two External Directors. Nevertheless, under recent amendments to regulations under the Companies Law, Foreign Listed Companies may be exempt from the requirement to elect and maintain two External Directors in its Board of Directors, subject to certain conditions, including: (i) that the Foreign Listed Companies shall not have a Controlling Shareholder (as such term is defined in the Companies Law); (ii) a majority of the directors serving on the Board of Directors is “independent,” as defined under NASDAQ Listing Rule 5605(a)(2); and (iii) the Foreign Listed Companies will have to follow NASDAQ Rule 5605(e)(1), that requires that the nomination of directors be made, or recommended to the Board, by a nominating committee of the Board of Directors consisting solely of independent directors, or by a majority of independent directors.

On May 26, 2014, Mr. Anderson was elected by the general meeting of shareholders as an External Director. On November 2, 2015, Ms. Seidenberg Marks was elected by the general meeting of shareholders as the second External Director commencing as of January 1, 2016. Based on the information provided to the Company, both Mr. Anderson and Ms. Seidenberg Marks qualify as External Directors under the Companies Law.

Qualifications

The Companies Law provides that a person may not be appointed as an External Director if the person is a relative of the controlling shareholder of the company or if the person (or any of the person's relatives, partners, employers or anyone to whom the person is directly or indirectly subjected to or any entity under the person's control) has or had during the two years preceding the date of appointment any affiliation with the company, its controlling shareholder, any of the controlling shareholder's relatives, any other entity under the control of the company or the company's controlling shareholder, and, where there is no controlling shareholder and no shareholder holding 25% or more of the voting power of the company, any affiliation to the chairman of the board of directors of the company, the company's chief executive officer, any beneficial owner of 5% or more of the issued shares or the voting power of the company or the most senior executive officer of the company in the finance field.

The term affiliation includes:

●	an employment relationship;

●	a business or professional relationship maintained on a regular basis;

●	control; and

●	service as an office holder, excluding service as a director in a private company prior to the first offering of its shares to the public, if such director was appointed as a director of the private company in order to serve as an External Director following the public offering.

"Office holder" is defined in the Companies Law as a chief executive officer, chief business manager, deputy general manager, vice general manager, any person who holds such position in the company, even if such person holds a different title, any director and other manager or officer who reports directly to the chief executive officer.

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No person can serve as an External Director if his or her position or other business interests create, or may create, a conflict of interest with his or her position as an External Director or may otherwise interfere with his or her ability to serve as an External Director. No person can serve as an External Director if the person (or any of the person's relatives, partners, employers, anyone to whom the person is directly or indirectly subjected to or any entity under the person's control) has business or professional relations with anyone the affiliation (as defined above) with whom is prohibited as described above, even if those affiliations are not of an ongoing nature, excluding negligible affiliations. External Directors are required to possess professional qualifications as set out in regulations promulgated under the Companies Law.

If at the time an External Director is appointed, all current members of the Board, who are not controlling shareholders or family members thereof, are of the same gender, then that External Director must be of the other gender.

Committee Membership

Under the Companies Law, each committee of our Board must include at least one External Director and the Audit Committee and Compensation Committee must include all of the External Directors.  Ms. Seidenberg Marks and Mr. Anderson III are currently the External Director members of our Audit Committee and Compensation Committee.

Election, Term and Compensation

External Directors are elected by a majority vote at a shareholders’ meeting where included in such majority is (i) at least a majority of the Ordinary Shares of shareholders who are non-controlling shareholders and do not have a personal interest in said resolution; or (ii) the total number of Ordinary Shares of shareholders specified in clause (i) who voted against this resolution does not exceed two percent of the voting rights in the Company.

The initial term of an External Director is three years commencing from the date of his or her election and under regulations that apply to Israeli companies whose shares that have been offered to the public outside of Israel or traded on a stock exchange outside of Israel, may be extended for consecutive additional three year periods (unlike other public companies, in which only two additional three year periods are allowed).  External Directors may only be removed by the same percentage of shareholders as is required for their election, or by a court, and then only if the External Directors cease to meet the statutory qualifications for their appointment or if they violate their duty of loyalty to the company.  If an External Directorship becomes vacant, our Board is required under the Companies Law to call a shareholders’ meeting promptly to appoint a new External Director.

An External Director is entitled to compensation as provided in regulations adopted under the Companies Law and is otherwise prohibited from receiving any other compensation, directly or indirectly, in connection with services provided as an External Director.

Alternate Directors

Under our current Articles of Association as amended and restated on December 6, 2013, each of our directors may appoint, with the agreement of the Board and subject to the provisions of the Israeli Companies Law, by written notice to us, any person to serve as an alternate director.  Under the Companies Law, neither a current serving director, nor a currently-serving alternate director or any person not eligible under the Companies Law to be appointed as a director, may be appointed as an alternate director.  An alternate director has all the rights and duties of the director appointing him, unless the appointment of the alternate provides otherwise, and the right to remuneration. The alternate director may not act at any meeting at which the appointing director is present.  Unless the time period or scope of the appointment is limited by the appointing director, the appointment is effective for all purposes, but expires upon the expiration of the appointing director’s term.  Currently, none of our directors has appointed any alternate directors.

Directors’ Service Contracts

Currently, none of our directors have any services contracts either with us, or with any of our subsidiaries, which provide for benefits upon termination of employment or service.

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Board Meetings and Committees

During 2015, the Board held eighteen meetings (and adopted certain resolutions by way of four unanimous written consents). A majority of the directors attended all of the meetings of the Board and the committees on which they served and none of our directors attended less than 75% of the meetings of the Board and the committees. Each of the directors is encouraged to attend the annual shareholder’s meeting. None of the five directors currently serving on the Board attended the 2015 annual shareholder’s meeting. Our Board has established an Audit Committee and a Compensation Committee.

Audit Committee

The current members of our Audit Committee are William C. Anderson III, Donna Seidenberg Marks and Mark Stolper. Donna Seidenberg Marks serves as the Chairman of the Audit Committee. Our Board has determined that all of the above are independent Audit Committee members within the meaning of NASDAQ and SEC rules. Our Board has also determined that Mark Stolper is an “Audit Committee Financial Expert” as defined in Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act and that he has the requisite experience under NASDAQ rules.

Our Audit Committee operates under a written charter that is posted on our website at http://investors.otiglobal.com.

Our Audit Committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by pre-approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal control over financial reporting. Our Audit Committee also oversees the audit efforts of our independent accountants and takes those actions that it deems necessary to satisfy itself that the accountants are independent of management.

 Under the Companies Law and NASDAQ rules, our Audit Committee is responsible for (i) determining whether there are deficiencies in the business management practices of our Company, including in consultation with our internal auditor or the independent auditor, and making recommendations to the Board to improve such practices, (ii) determining whether to approve certain related party transactions (including transactions in which an office holder has a personal interest) and whether such transaction should be deemed as material or extraordinary, (iii) where the Board approves the working plan of the internal auditor, to examine such working plan before its submission to the Board and propose amendments thereto, (iv) examining our internal controls and internal auditor's performance, including whether the internal auditor has sufficient resources and tools to dispose of its responsibilities, (v) examining the scope of our auditor's work and compensation and submitting a recommendation with respect thereto to our Board or shareholders, depending on which of them is considering the appointment of our auditor, and (vi) establishing procedures for the handling of employee complaints as to the management of our business and the protection to be provided to such employees. In compliance with regulations promulgated under the Companies Law, our Audit Committee also approves our financial statements, thereby fulfilling the requirement that a board committee provide such approval.

Our Audit Committee held four meetings during the fiscal year ended December 31, 2015.

Compensation Committee

The current members of our Compensation Committee are William C. Anderson III, John A. Knapp, Donna Seidenberg Marks and Mark Stolper. William C. Anderson III is the Compensation Committee’s Chairman. Our Board has determined that all Compensation Committee members are independent within the meaning of NASDAQ and SEC rules.

The Compensation Committee operates under a charter that is posted on our website at http://investors.otiglobal.com.

Under the Companies Law and NASDAQ rules, our Compensation Committee is responsible for (i) proposing office holder compensation policies to the Board, (ii) proposing necessary revisions to any compensation policy and examining its implementation, (iii) determining whether to approve transactions with respect to compensation of office holders, and (iv) determining, in accordance with office holder compensation policies, whether to exempt an engagement with an unaffiliated nominee for the position of chief executive officer from requiring shareholder approval.

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Subject to the provisions of the Companies Law, compensation of executive officers is generally determined and approved by our Compensation Committee and our Board. Shareholder approval is generally required when (i) approval by our Board and our Compensation Committee is not consistent with our Executive Officers Compensation Policy which was adopted by the annual meeting of shareholders on December 6, 2013 and is being voted on again at the Meeting, or (ii) the compensation is that of our Chief Executive Officer.   In special circumstances, our Compensation Committee and Board may approve the compensation of an executive officer (other than a director, a chief executive officer or a controlling shareholder) or approve the compensation policy despite shareholder objection. Additionally, under certain circumstances, our Compensation Committee may exempt an engagement with a nominee for the position of chief executive officer from requiring shareholders’ approval or may otherwise postpone such shareholders' approval.

A director or executive officer may not be present when the Board discusses or votes upon the terms of his or her compensation, unless the chairman of the Board (as applicable) determines that he or she should be present to present the transaction that is subject to approval.  The Chief Executive Officer may not be present during voting or deliberations regarding his or her compensation.

We may from time to time engage the services of external compensation consultants on a case by case basis, and have engaged the services of such a consultant with respect to the preparation of the Executive Officers Compensation Policy, which was adopted in 2013 and is being voted on again at the Meeting pursuant to the Companies Law and is described more fully below, under “Compensation of Directors and Executive Officers—Employment Agreements”. We believe all compensation consultants we have engaged are independent for the purposes of NASDAQ rules.

Our Compensation Committee held five meetings during the fiscal year ended December 31, 2015 (and adopted certain resolutions by way of one unanimous written consent).

Nominating Committee; Director Candidates

We do not have a Nominating Committee or any committees of a similar nature, nor any charter governing the nomination process. Our Board does not believe that such committees are needed for a company our size. However, our independent directors will consider shareholder suggestions for additions to our Board.

Director nominees are recommended for our Board's selection by a majority of our independent directors in a vote in which only our independent directors participate. Under the Companies Law, our directors are elected by the general meeting of shareholders, with the recommendation of the Board. There is no formal process or policy that governs the manner in which we identify potential candidates for the Board. Historically, however, the Board has considered several factors in evaluating candidates for nomination to the Board, including the candidate’s knowledge of the Company and its business, the candidate’s business experience and credentials, and whether the candidate would represent the interests of all the Company’s shareholders as opposed to a specific group of shareholders. Diversity is not considered material in identifying nominees for directors. We do not have a formal policy with respect to our consideration of Board nominees recommended by our shareholders because we are a small company. However, our independent directors will consider shareholders suggestions for additions to our Board. A shareholder who desires to recommend a candidate for nomination to the Board should do so by writing to us at Board of Directors, c/o Company Secretary, On Track Innovations Ltd., Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000.

Deadline and Procedures for Submitting Board of Directors Nominations

Subject to our amended and restated Articles of Association and the Companies Law, a shareholder wishing to nominate a candidate for election to the Board at the next Annual Meeting is required to give written notice containing the required information specified above addressed to the Board, c/o Company Secretary, On Track Innovations Ltd., Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000, of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company no later than the time required by the Companies Law.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, executive and financial officers and all of our employees. The Code of Business Conduct and Ethics is publicly available on our website at http://investors.otiglobal.com/phoenix.zhtml?c=144733&p=irol-govHighlights and we will provide, at no charge, persons with a written copy upon written request made to us. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waivers, including any implicit waiver, from a provision of this code to our Chief Executive Officer, Chief Financial Officer or corporate controller, we will disclose the nature of such amendment or waiver on our website within four business days.

Communications with the Board of Directors

Shareholders who have questions or concerns should contact the members of the Board by writing to: Board of Directors, c/o Company Secretary, On Track Innovations Ltd., Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000. All communications received in writing will be distributed to the members of the Board deemed appropriate, depending on the facts and circumstances outlined in the communication received.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

 The following table sets forth the compensation earned during the years ended December 31, 2015 and 2014 by (i) Chief Executive Officer (ii) former Chief Executive Officer, (iii) former Chief Financial Officer, and (iv) the former director and the former Chief Executive Officer of OTI America (collectively, the “Named Executive Officers”). As required by Israeli law, it also sets forth the compensation during those years for our former General Counsel and Corporate Secretary.

		Salary	Bonus	Option Awards	Non-equity Incentive Plan Compensation	All other Compensation	Total
Name and Principal Position	Year	($) (1)	($)	($) (2)	($)	($) (3)	($)

Shlomi Cohen	2015	177,153	52,098	80,120	-	24,499	333,870
Chief Executive Officer (4)	2014	-	-	-	-	-	-

Arie G. Rubinstein	2015	140,117	-	12,038	10,665	43,647	206,467
Former General Counsel and Corporate Secretary (5)	2014	138,903	-	10,764	15,091	46,947	211,705

Ofer Tziperman	2015	233,652	33,806	-	-	190,799	458,257
Former Chief Executive Officer (6)	2014	342,779	-	-	45,274	93,377	481,430

Shay Tomer	2015	197,401	20,993	22,034	-	50,034	290,462
Former Chief Financial Officer (7)	2014	171,809	7,713	14,352	24,985	52,767	271,626

Dimitrios J. Angelis	2015	175,000	-	-	251,925	329,603	756,528
Former Director and Former Chief Executive Officer of OTI America (8)	2014	300,000	-	48,970	50,000	61,427	460,397

(1)	Salary payments which were in NIS were translated into U.S. dollars according to annually average exchange rate of 3.89 NIS per U.S. dollar in 2015 and 3.58 NIS per U.S. dollar in 2014.

(2)	The fair value recognized for the stock-based awards was determined as of the grant date in accordance with FASB ASC Topic 718 (see Note 10C to our consolidated financial statements included in our Annual Report).

(3)	This cost reflects social benefits (as required under applicable Israeli law), car expenses and termination payments.

(4)	Mr. Shlomi Cohen appointed on August 2, 2015 as Chief Executive Officer. The 2015 “All Other Compensation” of Mr. Cohen, as shown in the table above, is comprised of $8,361 of car expenses and $16,137 of social benefits.

(5)	The 2015 “All Other Compensation” of Mr. Rubinstein, as shown in the table above is comprised of $20,067 of car expenses and $23,580 of social benefits. The 2014 “All Other Compensation” of Mr. Rubinstein, as shown in the table above is comprised of $21,600 of car expenses and $25,347 of social benefits. On January 24, 2016, Mr. Rubinstein resigned from his respective positions.

(6)	The 2015 “All Other Compensation” of Mr. Tziperman, as shown in the table above, is comprised of $12,606 of car expenses, $39,264 of social benefits and $138,928 of one-time expenses upon termination of his employment. The 2014 “All Other Compensation” of Mr. Tziperman, as shown in the table above, is comprised of $23,475 of car expenses and $69,902 of social benefits. On August 10, 2015, Mr. Tziperman has resigned from his respective positions.

(7)	The 2015 “All Other Compensation” of Mr. Tomer, as shown in the table above is comprised of $20,067 of car expenses and $29,967 of social benefits. The 2014 “All Other Compensation” of Mr. Tomer, as shown in the table above is comprised of $21,798 of car expenses and $30,969 of social benefits. On January 6, 2016, Mr. Tomer provided advance notice of his resignation from his respective positions. On January 31, 2016, Mr. Tomer resigned from his respective positions.

(8)	Mr. Dimitrios J. Angelis served as Chairman of the Board from April 26, 2013, until February 9, 2015, and served as the Chief Executive Officer of OTI America from December 6, 2013 until August 3, 2015. The 2015 “All Other Compensation” of Mr. Angelis, as shown in the table above is comprised of $29,603 of social benefits and $300,000 of one-time expenses upon termination of his employment. The 2014 “All Other Compensation” of Mr. Angelis, as shown in the table above is comprised of $61,427 of social benefits.

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All of the incumbent Named Executive Officers and our directors mentioned in the table above are entitled to acceleration of the vesting of any unvested share options and restricted shares in the event of a change of control of the Company.

Pension, Retirement or Similar Benefit Plans

Except as required by applicable law (relating to severance payments to Israeli employees), none of our current officers or employees are entitled to receive any payments upon termination of employment.

Executive Officers Compensation Policy

In accordance with requirements and limitations set forth in the Companies Law, we adopted a Compensation Policy, which was formulated by our Compensation Committee, approved by our Board and recommended to our shareholders, which approved the adoption of the Compensation Policy at our annual general meeting held on December 6, 2013. We are now proposing to amend our Compensation Policy pursuant to the provisions of the Companies Law, as specified in Item No. 2.

The Compensation Policy sets rules and guidelines with respect to our compensation strategy for executive officers, and is designed to provide for the retention of, and to attract, highly qualified executives. The Policy is designed to balance competitive compensation of executive officers with our financial resources, while creating appropriate incentives considering, inter alia, risk management factors arising from our business, executive compensation benchmarks used in the industry, our size (including without limitation, sales volume and number of employees), the nature of our business and our then current cash flow situation, in order to promote our long-term goals, work plan, policies and the interests of our shareholders.

The Compensation Policy is designed to allow us to create a full compensation package for each of our executives based on common principles. With respect to variable compensation components, the Compensation Policy is designed to allow us to consider each executive’s contribution in achieving our short-term and long-term strategic goals and in maximizing its profits from long-term perspective and in accordance with the executive’s position.

The Compensation Policy further provides for an annual performance bonus payable to executive officers. The payment of such bonus is tied to long-term corporate performance, rather than short-term stock market performance. Bonuses are paid in accordance with specific performance targets and based, among others, upon the following factors: (i) the Company’s achievement of certain financial performance metrics, consisting of annual revenue targets, EBITDA target and free cash flow target, each based on our annual budget; (ii) achievement by the respective executive of certain predetermined objectives; and (iii) other discretionary considerations, taking into account tangible and intangible performance factors, including the executive’s relative contribution to the Company.

Bonus payments shall not exceed, in the case of a Chief Executive Officer, an aggregate amount equivalent to 12 months’ base salary, and for other executive officers, an aggregate amount equivalent to nine months’ base salary of the respective executive.

Employment Agreements

We maintain written employment and related agreements with all of our current executive officers. These agreements provide for monthly salaries and contributions by us to executive insurance and vocational studies funds. The employment agreements of certain executive officers provide for the achievement of an annual bonus, as described above. In addition, we may decide to grant our executive officers stock options from time to time. All of our executive officers’ employment and related agreements contain provisions regarding noncompetition, confidentiality of information and assignment of inventions. The enforceability of covenants not to compete in Israel is unclear.

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We have the following written agreements and other arrangements concerning compensation with our current executive officers:

(1)	Agreement with Shlomi Cohen. We entered into an employment agreement with Mr. Cohen, effective August 2, 2015, which provides that Mr. Cohen will enter into office as the Chief Executive Officer of the Company and its subsidiaries on August 11, 2015, in consideration of a monthly gross salary of NIS 90,000 and other standard benefits. In addition, and pursuant to the employment agreement, Mr. Cohen received options to purchase 200,000 Ordinary Shares of the Company, with an exercise price of $0.75 per Ordinary Share. The options are subject to a three year vesting period, so that 66,334 options shall be vested on July 31, 2016, 66,333 options shall be vested on July 31, 2017 and 66,333 options shall be vested on July 31, 2018, all subject to the terms and provisions of the Company’s 2001 Share Option Plan. Additionally, on February 14, 2016, Mr. Cohen received additional options to purchase 40,000 Ordinary Shares of the Company with an exercise price of $0.44 per Ordinary Share. The options are subject to a three year vesting period, so that 13,333 options shall be vested on February 3, 2017, 13,333 options shall be vested on February 3, 2017 and 13,334 options shall be vested on February 3, 2018, all subject to the terms and provisions of the Company’s 2001 Share Option Plan. In addition, on March 22, 2016, Mr. Cohen received additional options to purchase 100,000 Ordinary Shares of the Company with an exercise price of $0.84 per Ordinary Share. The options are subject to a three year vesting period, so that 33,333 options shall be vested on March 22, 2017, 33,333 options shall be vested on March 22, 2018, and 33,334 options shall be vested on March 22, 2019, all subject to the terms and provisions of the Company’s 2001 Share Option Plan. Additional options to purchase up to 100,000 Ordinary Shares may be granted on an annual basis to promote retention and as an incentive. The issuance of such options will be subject to the discretion and approval of both the Company’s Compensation Committee and the Board. According to the employment agreement Mr. Cohen is eligible to receive an annual bonus in an amount up to 12 months’ gross base salary, all subject to the approval of the Company’s general meeting of shareholders. In November 2, 2015, the general meeting of shareholders approved Mr. Cohen’s terms of employment.

(2)	Agreement with Yishay Curelaru. We entered into an employment agreement with Mr. Curelaru, dated July 2, 2013, which provided that Mr. Curelaru shall act as the Company’s controller and deputy Chief Financial Officer. In January, 2016, Mr. Curelaru was promoted and appointed as the Company’s Chief Financial Officer, and accordingly on March 23, 2016 we entered into a new employment agreement with Mr. Curelaru. The new employment agreement provides that Mr. Curelaru shall serve as the Company’s and its subsidiaries’ Chief Financial Officer starting January 31, 2016, in consideration of a monthly gross base salary of NIS 38,000 and other standard benefits. In addition, Mr. Curelaru shall be eligible to receive an annual bonus in an amount up to four months’ gross base salary, subject to the Company’s Compensation Policy. Mr. Curelaru’s employment shall be for an unspecified term and either party may terminate the employment agreement upon three months’ advance notice. Pursuant to the employment agreement, Mr. Curelaru received on March 22, 2016 options to purchase 40,000 Ordinary Shares of the Company with an exercise price of $0.84 per Ordinary Share. The options are subject to a three year vesting period, so that 13,333 options shall be vested on March 22, 2017, 13,333 options shall be vested on March 22, 2018, and 13,334 options shall be vested on March 22, 2019, all subject to the terms and provisions of the Company’s 2001 Share Option Plan.

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Outstanding Equity Awards At Fiscal Year-End

The following table shows options to purchase our ordinary shares outstanding on the last day of the fiscal year ended December 31, 2015 held by each of our Named Executive Officers.

Number of Securities Underlying Unexercised
	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price($)	Option expiration date	Number of shares that have not vested (#)	Market value of shares that have not vested ($)
Shlomi Cohen (1)	-	200,000	$0.75	11/02/2020	-	-

Shay Tomer (2)	21,666	13,334	$1.46	04/30/2016(3)	-	-
	4,445	8,888	$2.36	04/30/2016(3)	-	-
	-	20,000	$1.68	04/30/2016(3)	-	-
	-	10,000	$1.29	04/30/2016(3)	-	-

Ofer Tziperman (3)	-	23,148	$0.90	06/30/2016(5)	-	-
	-	22,222	$3.18	06/30/2016(5)	-	-

Dimitrios Angelis (4)	-	-	$-	-	-	-

(1)	On November 2, 2015, 200,000 options were granted to Mr. Cohen under the 2001 Stock Option Plan. The options vest in three equal annual installments, commencing July 31, 2016.

(2)	On July 20, 2013, 40,000 options were granted to Mr. Tomer under the 2001 Stock Option Plan, out of which 5,000 options were exercised by Mr. Tomer as of December 31, 2015. The options vest in three equal annual installments, commencing July 20, 2014. On May 13, 2014, 13,333 options were granted to Mr. Tomer under the 2001 Stock Option Plan. The options vest in three equal annual installments, commencing May 13, 2015. On January 1, 2015, 20,000 options were granted to Mr. Tomer under the 2001 Stock Option Plan. The options vest in three equal annual installments, commencing January 1, 2016.

On July 28, 2015, 10,000 options were granted to Mr. Tomer under the 2001 Stock Option Plan. The options vest in three equal annual installments, commencing July 28, 2016. On January 31, 2016, Mr. Tomer resigned his role as Chief Financial Officer, and the option expiration date of his remaining granted options is April 30, 2016

(3)	On December 6, 2013, 166,666 options were granted to Mr. Tziperman under the 2001 Stock Option Plan. The options vest in three equal annual installments, commencing March 7, 2014. On December 30, 2013, 100,000 options were granted to Mr. Tziperman under the 2001 Stock Option Plan. The options vest in three equal annual installments, commencing December 30, 2014. On August 10, 2015, Mr. Tziperman resigned his role as Chief Financial Officer, and the option expiration date of his remaining granted options is June 30, 2016.

(4)	On August 3, 2015, Mr. Angelis resigned his role as Chief Executive Officer of OTI America, and as of December 31, 2015, he has no outstanding equity awards.

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Director Compensation for 2015

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a director who is not an executive officer during the fiscal year ended December 31, 2015:

Name (1)	Fees Earned or Paid in Cash ($) (2)	Option Awards ($) (3)	Total ($)
William C. Anderson III	34,964	-	34,964
Charles M. Gillman (4)	17,335	-	17,335
John A. Knapp Jr.	29,666	-	29,666
Eileen Segall (5)	35,830	-	35,830
Dilip Singh	27,677	-	27,677
Mark Stolper	34,605	-	34,605

(1)	The table above does not include Mr. Angelis, former director, who is included in the description of compensation of Named Executive Officers above.

(2)	This column represents the sums that our non-executive directors received according to the Israeli regulations as an annual fee as well as for attendance to Board and Board Committees meetings.

(3)	No option awards were made to our directors in 2015. As of December 31, 2015, our directors held options to purchase our Ordinary Shares as follows:

Name	Aggregate number of shares Underlying stock options
William C. Anderson III	50,000
John A. Knapp Jr.	50,000
Eileen Segall	50,000
Dilip Singh	50,000
Mark Stolper	50,000

(4)	Former director Mr. Gillman resigned from the Board on August 3, 2015, and the table above represents the compensation paid to Mr. Gillman in 2015.

(5)	Ms. Segall’s term as external director expired on December 30, 2015, and the table above represents the compensation paid to Ms. Segall in 2015.

We reimbursed our directors for expenses incurred in connection with attending board meetings and committee meetings and provide the following compensation for directors: annual compensation of $16,322; meeting participation fees of $853 per in-person meeting; meeting participation by telephone of $512 per meeting; and $427 per written resolution.

Our executive directors do not receive additional separate compensation for their service on the Board or any committee of the Board.  During 2015, our non-executive directors were reimbursed for their expenses for each board meeting and committee meeting attended and in addition received the foregoing compensation with respect to attendance in such meetings. The aggregate amount paid by us to our non-executive directors for their service during 2015 was $180,076.

See the section entitled “Security Ownership of Certain Beneficial Owners and Management” above for information on beneficial ownership of our shares by our directors and executive officers.  We have no outstanding loans to any of our directors or executive officers.

Under the Companies Law, each of our External Directors is entitled to compensation as provided in regulations adopted under the Companies Law and is otherwise prohibited from receiving any other compensation, directly or indirectly, in connection with services provided as an External Director.

Certain Relationships and Related Person Transactions; and Director Independence

Our policy is to enter into transactions with related parties on terms that are on the whole no less favorable to us than those that would be available from unaffiliated parties at arm’s length.

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Agreements with Directors and Officers

We have entered into employment agreements with all of our officers as mentioned above. In addition, we have granted options to purchase our Ordinary Shares to our officers, as mentioned elsewhere in this proxy statement.

Other than described above, none of our directors, executive officers of 5% shareholders has any relationship with the Company besides serving as directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have engaged Somekh Chaikin as our principal independent registered public accounting firm for the fiscal year ending December 31, 2016.

Our Audit Committee is generally responsible for the oversight of our independent auditors’ work. The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by Somekh Chaikin. These services may include audit services, audit-related services, tax services and other services, as further described below. The Audit Committee sets forth the basis for its pre-approval in detail, listing the particular services or categories of services which are pre-approved, and setting forth a specific budget for such services. Additional services may be pre-approved by the Audit Committee on an individual basis. Once services have been pre-approved, Somekh Chaikin and our management then report to the Audit Committee on a periodic basis regarding the extent of services actually provided in accordance with the applicable pre-approval, and regarding the fees for the services performed.

Our Audit Committee pre-approved all audit and non-audit services provided to us and to our subsidiaries during the periods listed below. The Audit Committee approves discrete projects on a case-by-case basis that may have a material effect on our operations and also considers whether proposed services are compatible with the independence of the independent auditors.

Pursuant to our pre-approval policy, the Audit Committee pre-approves and delegates to our Chairman of the Board the authority to approve the retention of ad-hoc audit and non-audit services from our independent auditors, beyond the scope approved by the Audit Committee as part of the annual audit plan.

Principal Accountant Fees and Services

The following fees were billed by Somekh Chaikin, a member firm of KPMG International, and affiliate firms for professional services rendered thereby for the years ended December 31, 2015 and 2014 (in thousands):

	2015	2014
Audit fees (1)	$163	$188
Audit-related fees (2)	$-	$27
Tax fees (3)	$14	$22
All other fees (4)	$-	$7
Total	$177	$246

(1)	The audit fees for the years ended December 31, 2015 and 2014, are the aggregate fees billed or billable (for the year) for the professional services rendered for the audits of our 2015 and 2014 annual consolidated financial statements, review of consolidated quarterly financial statements of 2015 and 2014, and services that are normally provided in connection with statutory audits of us and our subsidiaries, consents and assistance with review of documents filed with the SEC.

(2)	The audit-related fees for the year ended December 31, 2014 included services in respect of our registration statement on Form S-3 and related prospectus.

(3)	Tax fees are the aggregate fees billed (in the year) for professional services rendered for tax compliance and tax advice other than in connection with the audit.

(4)	All other fees for the year ended December 31, 2014 included services in respect of the conflict mineral law that requires manufacturers to audit their supply chains and report conflict minerals usage.

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REPORT OF THE AUDIT COMMITTEE

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for fiscal year 2015; (2) discussed with the independent auditor the matters required to be discussed by Codification of Statements on Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board; (3) received the written disclosures and the letter from the independent auditor required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, (4) discussed with the independent auditor its independence and (5) considered whether the provision of non-audit services by the independent auditor is compatible with maintaining its independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015 that was filed with the SEC on March 28, 2016.

By the Audit Committee
of the Board of Directors of On Track Innovations Ltd.

Donna Seidenberg Marks, Chairman
Mark Stolper
William C. Anderson III

SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Shareholders who wish to present proposals appropriate for consideration at our 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) must submit the proposal in proper form consistent with our amended and restated Articles of Association and applicable law to us at our address as set forth on the first page of this proxy statement and in accordance with the applicable regulations under Rule 14a-8 of the Exchange Act , in order for the proposal to be considered for inclusion in our proxy statement and form of proxy relating to the 2017 Annual Meeting. Shareholders who wish to present proposals appropriate for consideration at the 2017 Annual Meeting outside of Rule 14a-8 must submit the proposal in proper form consistent with our amended and restated Articles of Association and applicable law to us at our address as set forth on the first page of this proxy statement by, in order for the proposal to be considered for inclusion in our proxy statement and form of proxy relating to the 2017 Annual Meeting. Any such proposals should contain the name and record address of the shareholder, the number of Ordinary Shares beneficially owned as of the record date established for the meeting, a description of, and reasons for, the proposal and all information that would be required to be included in the proxy statement file with the SEC if such shareholder was a participant in the solicitation subject to Section 14 of the Exchange Act. The proposal, as well as any questions related thereto, should be directed to our Secretary.

If a shareholder submits a proposal after the last date applicable under our amended and restated Articles of Association and applicable law but still wishes to present the proposal at our 2017 Annual Meeting (but not in our proxy statement), the proposal, which must be presented in a manner consistent with our Articles of Association and applicable law, must be submitted to our Secretary in proper form at the address set forth above so that it is received by our Secretary no later than seven days after notice for such meeting.

We did not receive notice of any proposed matter to be submitted by shareholders for a vote at this Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board and received in respect of this Meeting will be voted in the discretion of our management on such other matter which may properly come before the Meeting.

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SHAREHOLDERS SHARING THE SAME ADDRESS

Only one set of proxy materials may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies should be directed to the Company’s Secretary, Mr. Tamir Ben-Yoseph, by e-mail addressed to tamirb@otiglobal.com, by mail addressed to c/o Company Secretary, On Track Innovations Ltd., Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000, or by telephone at +011 972-4-6868000. Shareholders sharing an address and currently receiving a single copy may contact the Secretary as described above to request that multiple copies be delivered in future years. Shareholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting the Secretary as described above.

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE AND NOT LATER THAN MONDAY, DECEMBER 12, 2016, AT 5:00 P.M. ISRAEL TIME (10:00 A.M. EASTERN TIME) IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ Tamir Ben-Yoseph
Tamir Ben-Yoseph, Adv.
General Counsel and Secretary

Rosh Pina, Israel

October 26, 2016

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EXHIBIT A1 – MARKED COPY OF THE AMENDED AND RESTATED COMPENSATION POLICY

~~OTI~~ON TRACK INNOVATIONS LTD.~~1~~

AMENDED AND RESTATED Executive officers Compensation Policy

1.	PREAMBLE

This Executive Compensation Policy (the "Policy") of On Track Innovations Ltd. (the "Company" or "OTI") is adopted in accordance with the requirements and limitations set forth in the Israeli Companies Law, 5759-1999 (the "Companies Law"). This Policy applies to all of OTI's Office Holders, as such term is defined in the Companies Law (hereinafter referred to as the "Executives").

The Policy refers to the terms of ~~employment~~compensation of the Company's Executives and the termination terms thereof.

2.	PURPOSE

The purpose of this Policy is to set rules and guidelines with respect to OTI's compensation strategy for Executives designed to retain and attract highly qualified Executives by providing competitive compensation (within the Company's ability to fund compensation based on its financial resources), while creating appropriate incentives considering, inter alia, risk management factors arising from the business of the Company, the size of the Company (including without limitation, its sales volume and number of employees), the nature of its business and its then current cash flow situation, in order to promote OTI's long-term goals, work plan, policies and the interests of the shareholders of the Company.

This Policy is also designed to allow the Company to create a full compensation package for each of its Executives based on common principles, taking into account the experience of each of the Executives, as well as the characteristics of their position and their performance.

With respect to variable compensation components, the Policy is designed to allow the Company to consider each Executive's contribution in achieving the Company's short-term and long-term strategic goals and in maximizing its profits from long-term perspective and in accordance with the Executive's position.

By setting this Policy, the Company intends to increase the sense of solidarity of Executives with the Company and its activities, to increase the Executives' motivation to advance the long-term business of the Company and to make it more innovative, efficient and profitable; and to achieve higher levels of performance by Executives, while rewarding Executives for their efforts, and enabling the Company to retain and attract highly-skilled qualitative human capital within or to the Company.

3.	Overview of Executives’ COMPENSATION COMPONENTS

a)	Directors – Non-Employee Directors, including External Directors and Independent Directors (as defined in the Companies Law), shall receive from the Company an annual and participation based compensation in cash, reimbursement of expenses incurred by them in the performance of their duties, and may receive certain compensation in securities. Directors compensation (monetary or otherwise) shall be determined and approved by the Company’s Compensation Committee (the “Compensation Committee”), the Board of Directors (the “Board”) and by the General Meeting of Shareholders (the “General Meeting”) if required under applicable laws~~, and shall not exceed the maximum amounts set in accordance with the Companies Law and in the Companies Regulations (Rules on Compensation and Expenses of External Directors), 5760-2000 (the “Compensation Regulations”)~~.

~~1 Subject to the approval of the change of name by the Israeli Registrar of Companies.~~

Exhibit A1 - 1

b)	Chief Executive Officer – The compensation of the Company’s ~~and Company's subsidiaries'~~ Chief Executive Officers (~~each, a~~the “CEO”) shall include a base salary, reimbursement of expenses incurred by ~~them~~him or her in the performance of ~~their~~his or her duties, performance bonus, compensation in equity and other social benefits usually granted to CEO’s in the high-tech industry, which shall be described further in this Policy. Such compensation, including performance targets and the maximum variable components of the CEO, shall be approved by the requisite organs in accordance with the Companies Law.

c)	Executives ~~(other than Non-Employee~~Subordinated to the CEO Not Acting as Directors ~~and~~(the ~~CEO~~ “Subordinated Executives”) – The compensation of the Company's Subordinated Executives ~~(other than Non-Employee Directors and the CEO)~~ shall include a base salary, reimbursement of expenses incurred by them in the performance of their duties, performance bonus, compensation in equity and other social benefits usually granted to Executives in the high-tech industry, which shall be further described in this Policy. Such compensation, including performance targets and the maximum variable components payable to each Executive, shall be presented and recommended by Company's management and approved by the requisite organs in accordance with the Companies Law.

4.	General Considerations

While setting the compensation of each of the Executives, the Compensation Committee and the Board shall consider and refer to the following criteria, in accordance with the Companies Law:

a)	The Executive's education, skills, expertise, professional experience and achievements;

b)	The Executive's position, responsibilities and his or her previous compensation arrangements;

c)	Executive's expected contributions to the future growth and profitability of the Company;

d)	The ratio between the Executive's employment terms and the salary of other Company employees and contractors, in particular the ratio between the average salary and the median salary of such employees and the effect of differences between such on work relations in the Company (for purposes of this section "contractors" and "salary"- as defined in the Companies Law);

e)	If the employment terms include variable components – the possibility of reducing such variable components at the discretion of the Board and the possibility of setting a limit to the realizable value of variable components of equity which are non-cash disposed;

f)	The Executive's compensation in view of comparable situated executives and based on comparable industry data (including data of peer companies)[2];

g)	If the employment terms include a severance arrangement – the Executive's term of employment, the employment terms during the employment term, the Company's performance during such term, the Executive's contribution to achieve Company's goals and/or for maximizing profits, and the circumstances of the Executive retirement.

2 In order to set the fixed base salary and other compensation components range, compensations of similar job holders in relevant companies or reliable salary surveys will be reviewed on a case by case basis over time. Comparative studies will cover companies matching as many criteria as possible from the following list: (i) companies in the contactless cards business; (ii) publicly traded companies whose stock are traded on NASDAQ at a Market Cap/EBITDA/Revenue/Net Income/Free Cash Flow level similar to that of the Company; (iii) companies competing with the Company for managerial talent and for potential Executive in particular; companies with headcount similar to that of the Company.

Without derogating from the foregoing general criteria, the Compensation Committee and the Board may consider additional benchmark information, as shall be required and available from time to time.

Exhibit A1 - 2

5.	FIXed COMPENSATION

5.1.	BASE SALARY

a)	Directors – Non-Employee Directors, including External Directors and Independent Directors, shall receive in cash annual and participation based compensation and reimbursement of expenses incurred by them in performance of their duties (where the Company may issue them credit or debit cards to cover such expenses~~),~~) as shall be determined and approved by the Compensation Committee, the Board and the ~~Board, taking into account the considerations~~General Meeting (if required), and ~~restrictions~~shall not exceed the maximum amounts set in ~~the Companies Law and the rules and limitations set forth in~~accordance the Companies Regulations (Rules on Compensation and Expenses of External Directors), 5760-2000 (the “Compensation Regulations”).

b)	Chief Executive Officer – The CEO shall receive a base salary and reimbursement of expenses incurred in performance of his/her duties (where the Company may issue them credit or debit cards to cover such expenses), as shall be determined and approved by the Board~~.~~ and by any other requisite organs, in accordance with the Companies Law. The CEO’s base salary shall be designed to reward the CEO for the time and effort spent by him or her in the performance of his or her tasks and duties in the day-to-day management of the Company and shall be targeted to be competitive within the marketplace in which the Company competes. The base salary shall reflect the skills of the CEO such as education, expertise, professional experience and achievements, while taking into account his or her responsibilities and the requirements derived from the position. The CEO’s gross based annual salary shall not exceed NIS 2,160,000.

c)	Subordinated Executives ~~(other than Non-Employee Directors and the CEO)~~ – The Executives shall receive a base salary and reimbursement of expenses incurred in performance of their duties (where the Company may issue them credit or debit cards to cover such expenses), as shall be determined and approved by the Board. Executive's base salary shall be designed to reward the Executive for the time and effort spent by him or her in the performance of his or her tasks and his day-to-day duties and shall be targeted to be competitive within the marketplace in which the Company competes. The base salary shall reflect the skills of the Executive, such as education, expertise, professional experience and achievements, while taking into account his or her responsibilities and the requirements derived from his or her position. The Executive’s gross based annual salary shall not exceed NIS 2,160,000.

d)	Without derogating the foregoing, the Compensation Committee and the Board shall be entitled at their own discretion to ~~increase from time to time on an annual basis~~change the compensation of any of the Executives ~~gross salary,~~ by up to ~~15% without requiring approval of the general meeting to~~10% per annum of the ~~extent permitted under applicable law.~~previously approved compensation of said Executive (the “Non-Material Change”).

e)	~~5.1.~~ Without derogating from the provisions of Section 5b above, as long as the Subordinated Executive’s gross based annual salary does not exceed NIS 2,160,000, a Non-Material Change to the compensation terms of the Subordinated Executives can be approved solely by the CEO and shall not require the Compensation Committee's approval.

5.2.	A LUMP SUM SIGN UP BONUS

All Executives, excluding Non-Employee Directors, may be incentivized through lump sum sign up cash bonuses, designed to attract skilled and experienced executives in a competitive industry environment. The lump sum sign up bonus shall not exceed NIS 400,000~~.~~ and shall not be calculated as part of the Executive's fixed compensation.

Exhibit A1 - 3

~~5.2.~~5.3.	ADDITIONAL BENEFITS

Executives, excluding Non-Employee Directors, shall be entitled to any and all basic social benefits provided by the applicable Israeli Law, including, among others and without limitation, advance notice period for termination of employment, annual leave, sickness leave, pension and/or managers insurance, education fund, convalescence payments ("D'mei Avraha") and severance payments.

In addition to these benefits, the Executives may be entitled at Company’s account to other industry standards benefits and insurances, such as all or any of the following benefits:

a)	Some social, incidental benefits (such as: pension and long term savings, life insurance, severance pay, vacation and sick leave) and prior termination notice are mandatory according to different local legislation, where some are provided according to market conventions and enable the Company to compete in the relevant labor market (such as education funds and company car in Israel) and others are meant to complement the base salary and compensate the Executives for expenses caused in connection with their job requirements (such as: travel expenses or allowances). To comply with the foregoing, the Company adopts the following compensation terms:

i.	The Company will provide all Executives with pension, long term disability and life insurance according to local practices and legislation and shall make such payments, contributions and deductions as required under applicable law and as customary for companies such as the Company. In Israel, the Company will provide all Executives educational fund as well.

ii.	The Company ~~will~~may subsidize Company cars for Executives (and gross up taxes in connection therewith).

iii.	The Company will provide all Executives with mobile phones for their use and will bear all taxes related to the use of the phone according to local legislation.

iv.	The Company ~~will~~may cover any reasonable, direct costs associated with an Executive's permanent move to a location decided by Company.

v.	Each Executive will be entitled to annual vacation according to prevailing Company procedures and policies, taking into consideration any relevant prior tenure and local legislation.

vi.	Each Executive will be entitled to sick leave according to Company procedures and any relevant local legislation.

vii.	Each Executive will be entitled to any additional benefits and perquisites according to Company procedures and any relevant local legislation.

viii.	Executives may be entitled to an unconditional advance notice period prior to Company termination of employer/employee relations (where Company may waive the actual work of Executives during the advance notice period) according to the following table:

Position	Months
CEO, CFO	Up to 6 months
VPs and other Executives	Up to 4 months

Exhibit A1 - 4

ix.	Without derogating from the advance notice period above and in addition thereto, the Company with the approval of the Compensation Committee will be authorized to approve a termination pay of, including special consideration for confidentiality and non-competition undertakings upon termination of employment, up to the maximum levels set in the following table.

Position	Months
CEO	Up to 12 months
CFO	Up to 6 months
VPs and other Executives	Up to 4 months

~~The termination pay will be paid as soon as possible following the date of termination of employment and will be equivalent to the monthly base salary of the Executive multiplied by the number of months as specified in the chart above and as approved, without any additional components.~~

b)	All Executives, including Non-Employee Directors, shall be entitled to coverage by a D&O insurance policy and to receive from the Company an exemption and indemnification letter reflecting maximum indemnification and exemption in accordance with applicable law, as shall be approved from time to time in accordance with the Companies Law. The Company shall be entitled to purchase a D&O insurance policy for the Executives currently in office and other Executives as may be elected and/or appointed from time to time, serving from time to time, including those who are controlling shareholders in the Company and their relatives (as such terms are defined in the Companies Law), with an annual coverage of up to US$ 10 million and an annual premium of up to $160,000, provided that the terms of engagement are in arm's length and that such engagement is not expected to have a material effect on the Company's profitability, assets or liabilities.

6.	~~VAIRABLE~~VARIABLE COMPENSATION

6.1.	GENERAL

Executives, other than Non-Employee Directors, may be incentivized through cash bonuses, designed to reward the Executives for personal achievement, reflecting his or her contribution to achieve the Company's goals.

All Executives, including Non-Employee Directors, may be additionally incentivized by a long-term equity-based incentive through the Company’s Stock Option Plan(s), designed to create a proximate interests of maximizing shareholder value, as reflected in the increase in the value of Company’s shares, and provide the Executives with a stake in the Company's success, thus linking the Executives' long-term financial interests with the interests of the Company’s shareholders and shareholders’ value.

Such incentives will be made through an annual program that defines performance targets based on the role and scope of each Executive. Actual payments are driven by the business and individual performance and achievement vis-à-vis the performance targets set at the beginning of the year, with upside potential tied to achieving superior performance.

In determining the said annual performance targets for Executives and the cash bonus and long-term equity-based incentives payable to each Executive as aforementioned, consideration should be given to promote the Company's long-term goals and to ensure that at least with respect to the CEO a material portion of the variable components be determined based on measureable criteria. Additional portion of the variable components (and with respect to Subordinated Executives, up to the entire portion of the variable components) may be based on non-measureable criteria taking into account the Executives' contribution to the Company.

While determining the Executives performance targets, the Company may take into consideration diverse parameters such as, without limitation, financial results, sales results, efficiency metrics, internal and external customer satisfaction, shareholders value, execution of projects, attainment of milestones, etc.

Exhibit A1 - 5

6.2.	ANNUAL PERFORMANCE BONUS

6.2.1.	Payment of the annual performance bonus (the “Bonus”) to Executives, other than Non-Employee Directors, shall be tied to long-term corporate performance, rather than short-term stock market performance, with the goal of eliminating abuses resulting from a short-term focus.

6.2.2.	Such Bonus shall be made in accordance with each Executive's performance targets and based, among others, upon the following factors:

a)	The Company’s achievement of certain financial performance metrics, consisting of annual revenue targets, earnings before interest, taxes, depreciation and amortization target and free cash flow target, each based on the Company’s annual budget (to be approved by the Board);

b)	Achievement of the Executive defined Management by Objectives (“MBOs”) which will be determined by the CEO~~; and~~ with respect to the Subordinated Executive and by the Compensation Committee and the Board with respect to the CEO; and

c)	Discretionary and based upon achievement of the Executive performance goals, which shall be determined by the CEO with respect to the Subordinated Executive and by the Compensation Committee and the Board with respect to the CEO, taking into account tangible and intangible performance factors as it deems appropriate, including the Executive’s relative contribution to the Company.

6.2.3.	In defining the Bonus the Company shall consider the ~~weigh~~weight and percentage of each of the factors for the calculation of the Bonus as prescribed in the following table.

Position	Financial Factors	Defined MBOs	Discretionary
CEO, CFO	50- 90%	0 to 20%	10 to 30%[3]
VP of Sales	50-75%	up to 50%	up to 10%
Other Executives	40-70%	up to 40%	up to 25%

6.2.4.	Notwithstanding sections 6.2.1 through 6.2.3, the Company shall be entitled to determine, that the entire Bonus for a Subordinated Executives be discretionary, while taking into account the Subordinated Executives' contributions to the Company, provided that the Bonus amount does not exceed 9 gross base monthly salaries of the said Subordinated Executive and subject to the variable compensation limitations specified in Section 7 below.

~~6.2.4.~~6.2.5.	Payment of the annual Bonus (if any) related to the financial factors will be made within 30 days after the publication of the financial statements for the year for which the Bonus is paid, unless the Executive's employment is terminated prior to such date, in which case the Compensation Committee and the Board of Director ~~shall~~may make appropriate adjustments, which may include payment at any time before the publication of the financial statements. Any such bonus may be paid in cash in a single lump sum or by equity compensation, or a combination of both.

3 Subject to Section 7 below.

Exhibit A1 - 6

~~6.2.5.~~6.2.6.	The Executives annual Bonus shall not exceed the following amounts:

a)   CEO - the aggregate amount equivalent to 12 gross base monthly salaries of the CEO.

b)   Other Executives - the aggregate amount equivalent to 9 gross base monthly salaries of the Executive.

6.3.	EQUITY BASED INCENTIVES

Equity-based compensation may be granted to Executives, subject to the Company Stock Option Plan, in accordance with an annual equity incentive plan, as may be in effect from time to time (collectively, the "Equity Incentive Plans"), in any form permitted under such plans, including stock options. Such Equity Incentive Plans will be designed to allow non-required shareholders dilution on the one hand, yet to provide a long-term retention tool and spreading the risk for gain, on the other hand.

All equity-based incentives granted to Executives shall be subject to vesting over a vesting period of between three to four (3-4) years in order to promote long-term retention of the awarded Executives, with full acceleration upon a change of control event. Unless otherwise determined in a specific stock options award agreement and unless accelerated upon a change of control event, options grants to Executives shall vest gradually over a period of three (3) years, vesting in portions of 1/3 of the total number of options each year, quarter or any other period as shall be determined by the Board. Unless otherwise determined in a specific stock options award agreement, the exercise price of the equity-based compensation, in case of stock options, shall be calculated according to the average closing price of the Company's Ordinary Shares on Nasdaq during the last 30 days prior to the date of grant.

The Equity-based compensation granted to an Executive in a given 12 month period shall not exceed at the date of the grant, the aggregate amount of sixty seven percent (67%)(two-thirds) of the cost of the Executive’s annual salary, including benefits, calculated by the Black & Scholes model as the 0.33 (third) (on a vesting period of 3 years) or 0.25 (~~forth~~fourth) (on a vesting period of 4 years) of the grant, as the case may be, that is vested during the given year.

7.	RATIO BETWEEN FIXed COMPENSTION AND VARIABLE COMPENSATION

Unless otherwise determined in a specific Executive employment agreement (to be approved by the Board), the maximum value of the variable compensation components shall be up to 100% of each Executive's total fixed compensation package on an annual basis.

The total variable compensation, for each Executive, in one calendar year (including the lump sum sign up bonus in section 5.1, the annual bonus in section 6.2) and any other compensation that is deemed as variable compensation, shall not exceed the above mentioned limitation in this section 7. Moreover, the total discretionary compensation of the CEO in one calendar year (including the lump sum sign up bonus in section 5.1, and the discretionary component of the annual bonus in section 6.2) and any other compensation that is deemed to be discretionary compensation, shall not exceed the aggregate amount equivalent to 3 gross base monthly salaries of the CEO.

Exhibit A1 - 7

8.	Recoupment Policy

The Company may seek reimbursement of all or a portion of any compensation paid to an Executive on the basis of financial data included in Company's financial statements in any fiscal year that are found to be inaccurate and are subsequently restated.

In any such event, Company will seek reimbursement from the Executives to the extent such Executives would not have been entitled to all or a portion of such compensation, based on the financial data included in the restated financial statements.

The Compensation Committee will be responsible for approving the amounts to be recouped and for setting terms for such recoupment from time to time.

9.	exchange rates

Monetary amounts in this Policy are quoted in NIS, yet subject to the applicable currency exchange rates.

10.	Review, Recommendation and Approval of the Policy

This Policy was formulated by the Compensation Committee that approved it on October ~~21, 2013~~10, 2016 and recommended the Board to approve it. On October ~~22, 2013~~11, 2016 the Board approved this Policy and recommended the General Meeting to approve it. This Policy is submitted for approval by the General Meeting of the Company in the Annual Meeting that will be held on December ~~6, 2013~~15, 2016.

The Compensation Committee shall review and evaluate this Policy from time to time, monitor its implementation, and recommend to the Board and the General Meeting to make any amendment or restatement to the Policy as it deems necessary from time to time.

~~Due to the Company's current transition business situation, the~~The term of this Policy shall be ~~34~~36 months as of the date of its adoption. Following such term (or before), this Policy will be examined by the Compensation Committee and will brought to the Board and General Meeting for approval.

Last Updated: October ~~22, 2013~~10, 2016

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Exhibit A1 - 8

EXHIBIT A2 – CLEAN COPY OF THE AMENDED AND RESTATED COMPENSATION POLICY

ON TRACK INNOVATIONS LTD.

AMENDED AND RESTATED Executive officers Compensation Policy

1.	PREAMBLE

This Executive Compensation Policy (the "Policy") of On Track Innovations Ltd. (the "Company" or "OTI") is adopted in accordance with the requirements and limitations set forth in the Israeli Companies Law, 5759-1999 (the "Companies Law"). This Policy applies to all of OTI's Office Holders, as such term is defined in the Companies Law (hereinafter referred to as the "Executives").

The Policy refers to the terms of compensation of the Company's Executives and the termination terms thereof.

2.	PURPOSE

The purpose of this Policy is to set rules and guidelines with respect to OTI's compensation strategy for Executives designed to retain and attract highly qualified Executives by providing competitive compensation (within the Company's ability to fund compensation based on its financial resources), while creating appropriate incentives considering, inter alia, risk management factors arising from the business of the Company, the size of the Company (including without limitation, its sales volume and number of employees), the nature of its business and its then current cash flow situation, in order to promote OTI's long-term goals, work plan, policies and the interests of the shareholders of the Company.

This Policy is also designed to allow the Company to create a full compensation package for each of its Executives based on common principles, taking into account the experience of each of the Executives, as well as the characteristics of their position and their performance.

With respect to variable compensation components, the Policy is designed to allow the Company to consider each Executive's contribution in achieving the Company's short-term and long-term strategic goals and in maximizing its profits from long-term perspective and in accordance with the Executive's position.

By setting this Policy, the Company intends to increase the sense of solidarity of Executives with the Company and its activities, to increase the Executives' motivation to advance the long-term business of the Company and to make it more innovative, efficient and profitable; and to achieve higher levels of performance by Executives, while rewarding Executives for their efforts, and enabling the Company to retain and attract highly-skilled qualitative human capital within or to the Company.

3.	Overview of Executives’ COMPENSATION COMPONENTS

a)	Directors – Non-Employee Directors, including External Directors and Independent Directors (as defined in the Companies Law), shall receive from the Company an annual and participation based compensation in cash, reimbursement of expenses incurred by them in the performance of their duties, and may receive certain compensation in securities. Directors compensation (monetary or otherwise) shall be determined and approved by the Company’s Compensation Committee (the “Compensation Committee”), the Board of Directors (the “Board”) and by the General Meeting of Shareholders (the “General Meeting”) if required under applicable laws.

Exhibit A2 - 1

b)	Chief Executive Officer – The compensation of the Company’s Chief Executive Officers (the “CEO”) shall include a base salary, reimbursement of expenses incurred by him or her in the performance of his or her duties, performance bonus, compensation in equity and other social benefits usually granted to CEO’s in the high-tech industry, which shall be described further in this Policy. Such compensation, including performance targets and the maximum variable components of the CEO, shall be approved by the requisite organs in accordance with the Companies Law.

c)	Executives Subordinated to the CEO Not Acting as Directors (the “Subordinated Executives”) – The compensation of the Company's Subordinated Executives shall include a base salary, reimbursement of expenses incurred by them in the performance of their duties, performance bonus, compensation in equity and other social benefits usually granted to Executives in the high-tech industry, which shall be further described in this Policy. Such compensation, including performance targets and the maximum variable components payable to each Executive, shall be presented and recommended by Company's management and approved by the requisite organs in accordance with the Companies Law.

4.	General Considerations

While setting the compensation of each of the Executives, the Compensation Committee and the Board shall consider and refer to the following criteria, in accordance with the Companies Law:

a)	The Executive's education, skills, expertise, professional experience and achievements;

b)	The Executive's position, responsibilities and his or her previous compensation arrangements;

c)	Executive's expected contributions to the future growth and profitability of the Company;

d)	The ratio between the Executive's employment terms and the salary of other Company employees and contractors, in particular the ratio between the average salary and the median salary of such employees and the effect of differences between such on work relations in the Company (for purposes of this section "contractors" and "salary"- as defined in the Companies Law);

e)	If the employment terms include variable components – the possibility of reducing such variable components at the discretion of the Board and the possibility of setting a limit to the realizable value of variable components of equity which are non-cash disposed;

f)	The Executive's compensation in view of comparable situated executives and based on comparable industry data (including data of peer companies)[1];

g)	If the employment terms include a severance arrangement – the Executive's term of employment, the employment terms during the employment term, the Company's performance during such term, the Executive's contribution to achieve Company's goals and/or for maximizing profits, and the circumstances of the Executive retirement.

1 In order to set the fixed base salary and other compensation components range, compensations of similar job holders in relevant companies or reliable salary surveys will be reviewed on a case by case basis over time. Comparative studies will cover companies matching as many criteria as possible from the following list: (i) companies in the contactless cards business; (ii) publicly traded companies whose stock are traded on NASDAQ at a Market Cap/EBITDA/Revenue/Net Income/Free Cash Flow level similar to that of the Company; (iii) companies competing with the Company for managerial talent and for potential Executive in particular; companies with headcount similar to that of the Company.

Without derogating from the foregoing general criteria, the Compensation Committee and the Board may consider additional benchmark information, as shall be required and available from time to time.

Exhibit A2 - 2

5.	FIXed COMPENSATION

5.1.	BASE SALARY

a)	Directors – Non-Employee Directors, including External Directors and Independent Directors, shall receive in cash annual and participation based compensation and reimbursement of expenses incurred by them in performance of their duties (where the Company may issue them credit or debit cards to cover such expenses) as shall be determined and approved by the Compensation Committee, the Board and the General Meeting (if required), and shall not exceed the maximum amounts set in accordance the Companies Regulations (Rules on Compensation and Expenses of External Directors), 5760-2000 (the “Compensation Regulations”).

b)	Chief Executive Officer – The CEO shall receive a base salary and reimbursement of expenses incurred in performance of his/her duties (where the Company may issue them credit or debit cards to cover such expenses), as shall be determined and approved by the Board and by any other requisite organs, in accordance with the Companies Law. The CEO’s base salary shall be designed to reward the CEO for the time and effort spent by him or her in the performance of his or her tasks and duties in the day-to-day management of the Company and shall be targeted to be competitive within the marketplace in which the Company competes. The base salary shall reflect the skills of the CEO such as education, expertise, professional experience and achievements, while taking into account his or her responsibilities and the requirements derived from the position. The CEO’s gross based annual salary shall not exceed NIS 2,160,000.

c)	Subordinated Executives – The Executives shall receive a base salary and reimbursement of expenses incurred in performance of their duties (where the Company may issue them credit or debit cards to cover such expenses), as shall be determined and approved by the Board. Executive's base salary shall be designed to reward the Executive for the time and effort spent by him or her in the performance of his or her tasks and his day-to-day duties and shall be targeted to be competitive within the marketplace in which the Company competes. The base salary shall reflect the skills of the Executive, such as education, expertise, professional experience and achievements, while taking into account his or her responsibilities and the requirements derived from his or her position. The Executive’s gross based annual salary shall not exceed NIS 2,160,000.

d)	Without derogating the foregoing, the Compensation Committee and the Board shall be entitled at their own discretion to change the compensation of any of the Executives by up to 10% per annum of the previously approved compensation of said Executive (the “Non-Material Change”).

e)	Without derogating from the provisions of Section 5b above, as long as the Subordinated Executive’s gross based annual salary does not exceed NIS 2,160,000, a Non-Material Change to the compensation terms of the Subordinated Executives can be approved solely by the CEO and shall not require the Compensation Committee's approval.

5.2.	A LUMP SUM SIGN UP BONUS

All Executives, excluding Non-Employee Directors, may be incentivized through lump sum sign up cash bonuses, designed to attract skilled and experienced executives in a competitive industry environment. The lump sum sign up bonus shall not exceed NIS 400,000 and shall not be calculated as part of the Executive's fixed compensation.

Exhibit A2 - 3

5.3.	ADDITIONAL BENEFITS

Executives, excluding Non-Employee Directors, shall be entitled to any and all basic social benefits provided by the applicable Israeli Law, including, among others and without limitation, advance notice period for termination of employment, annual leave, sickness leave, pension and/or managers insurance, education fund, convalescence payments ("D'mei Avraha") and severance payments.

In addition to these benefits, the Executives may be entitled at Company’s account to other industry standards benefits and insurances, such as all or any of the following benefits:

a)	Some social, incidental benefits (such as: pension and long term savings, life insurance, severance pay, vacation and sick leave) and prior termination notice are mandatory according to different local legislation, where some are provided according to market conventions and enable the Company to compete in the relevant labor market (such as education funds and company car in Israel) and others are meant to complement the base salary and compensate the Executives for expenses caused in connection with their job requirements (such as: travel expenses or allowances). To comply with the foregoing, the Company adopts the following compensation terms:

i.	The Company will provide all Executives with pension, long term disability and life insurance according to local practices and legislation and shall make such payments, contributions and deductions as required under applicable law and as customary for companies such as the Company. In Israel, the Company will provide all Executives educational fund as well.

ii.	The Company may subsidize Company cars for Executives (and gross up taxes in connection therewith).

iii.	The Company will provide all Executives with mobile phones for their use and will bear all taxes related to the use of the phone according to local legislation.

iv.	The Company may cover any reasonable, direct costs associated with an Executive's permanent move to a location decided by Company.

v.	Each Executive will be entitled to annual vacation according to prevailing Company procedures and policies, taking into consideration any relevant prior tenure and local legislation.

vi.	Each Executive will be entitled to sick leave according to Company procedures and any relevant local legislation.

vii.	Each Executive will be entitled to any additional benefits and perquisites according to Company procedures and any relevant local legislation.

viii.	Executives may be entitled to an unconditional advance notice period prior to Company termination of employer/employee relations (where Company may waive the actual work of Executives during the advance notice period) according to the following table:

Position	Months
CEO, CFO	Up to 6 months
VPs and other Executives	Up to 4 months

Exhibit A2 - 4

ix.	Without derogating from the advance notice period above and in addition thereto, the Company with the approval of the Compensation Committee will be authorized to approve a termination pay of, including special consideration for confidentiality and non-competition undertakings upon termination of employment, up to the maximum levels set in the following table.

Position	Months
CEO	Up to 12 months
CFO	Up to 6 months
VPs and other Executives	Up to 4 months

b)	All Executives, including Non-Employee Directors, shall be entitled to coverage by a D&O insurance policy and to receive from the Company an exemption and indemnification letter reflecting maximum indemnification and exemption in accordance with applicable law, as shall be approved from time to time in accordance with the Companies Law. The Company shall be entitled to purchase a D&O insurance policy for the Executives currently in office and other Executives as may be elected and/or appointed from time to time, serving from time to time, including those who are controlling shareholders in the Company and their relatives (as such terms are defined in the Companies Law), with an annual coverage of up to US$ 10 million and an annual premium of up to $160,000, provided that the terms of engagement are in arm's length and that such engagement is not expected to have a material effect on the Company's profitability, assets or liabilities.

6.	VARIABLE COMPENSATION

6.1.	GENERAL

Executives, other than Non-Employee Directors, may be incentivized through cash bonuses, designed to reward the Executives for personal achievement, reflecting his or her contribution to achieve the Company's goals.

All Executives, including Non-Employee Directors, may be additionally incentivized by a long-term equity-based incentive through the Company’s Stock Option Plan(s), designed to create a proximate interests of maximizing shareholder value, as reflected in the increase in the value of Company’s shares, and provide the Executives with a stake in the Company's success, thus linking the Executives' long-term financial interests with the interests of the Company’s shareholders and shareholders’ value.

Such incentives will be made through an annual program that defines performance targets based on the role and scope of each Executive. Actual payments are driven by the business and individual performance and achievement vis-à-vis the performance targets set at the beginning of the year, with upside potential tied to achieving superior performance.

In determining the said annual performance targets for Executives and the cash bonus and long-term equity-based incentives payable to each Executive as aforementioned, consideration should be given to promote the Company's long-term goals and to ensure that at least with respect to the CEO a material portion of the variable components be determined based on measureable criteria. Additional portion of the variable components (and with respect to Subordinated Executives, up to the entire portion of the variable components) may be based on non-measureable criteria taking into account the Executives' contribution to the Company.

While determining the Executives performance targets, the Company may take into consideration diverse parameters such as, without limitation, financial results, sales results, efficiency metrics, internal and external customer satisfaction, shareholders value, execution of projects, attainment of milestones, etc.

Exhibit A2 - 5

6.2.	ANNUAL PERFORMANCE BONUS

6.2.1.	Payment of the annual performance bonus (the “Bonus”) to Executives, other than Non-Employee Directors, shall be tied to long-term corporate performance, rather than short-term stock market performance, with the goal of eliminating abuses resulting from a short-term focus.

6.2.2.	Such Bonus shall be made in accordance with each Executive's performance targets and based, among others, upon the following factors:

a)	The Company’s achievement of certain financial performance metrics, consisting of annual revenue targets, earnings before interest, taxes, depreciation and amortization target and free cash flow target, each based on the Company’s annual budget (to be approved by the Board);

b)	Achievement of the Executive defined Management by Objectives (“MBOs”) which will be determined by the CEO with respect to the Subordinated Executive and by the Compensation Committee and the Board with respect to the CEO; and

c)	Discretionary and based upon achievement of the Executive performance goals, which shall be determined by the CEO with respect to the Subordinated Executive and by the Compensation Committee and the Board with respect to the CEO, taking into account tangible and intangible performance factors as it deems appropriate, including the Executive’s relative contribution to the Company.

6.2.3.	In defining the Bonus the Company shall consider the weight and percentage of each of the factors for the calculation of the Bonus as prescribed in the following table.

Position	Financial Factors	Defined MBOs	Discretionary
CEO, CFO	50- 90%	0 to 20%	10 to 30%[2]
VP of Sales	50-75%	up to 50%	up to 10%
Other Executives	40-70%	up to 40%	up to 25%

6.2.4.	Notwithstanding sections 6.2.1 through 6.2.3, the Company shall be entitled to determine, that the entire Bonus for a Subordinated Executives be discretionary, while taking into account the Subordinated Executives' contributions to the Company, provided that the Bonus amount does not exceed 9 gross base monthly salaries of the said Subordinated Executive and subject to the variable compensation limitations specified in Section 7 below.

6.2.5.	Payment of the annual Bonus (if any) related to the financial factors will be made within 30 days after the publication of the financial statements for the year for which the Bonus is paid, unless the Executive's employment is terminated prior to such date, in which case the Compensation Committee and the Board of Director may make appropriate adjustments, which may include payment at any time before the publication of the financial statements. Any such bonus may be paid in cash in a single lump sum or by equity compensation, or a combination of both.

2 Subject to Section 7 below.

Exhibit A2 - 6

6.2.6.	The Executives annual Bonus shall not exceed the following amounts:

a)   CEO - the aggregate amount equivalent to 12 gross base monthly salaries of the CEO.

b)   Other Executives - the aggregate amount equivalent to 9 gross base monthly salaries of the Executive.

6.3.	EQUITY BASED INCENTIVES

Equity-based compensation may be granted to Executives, subject to the Company Stock Option Plan, in accordance with an annual equity incentive plan, as may be in effect from time to time (collectively, the "Equity Incentive Plans"), in any form permitted under such plans, including stock options. Such Equity Incentive Plans will be designed to allow non-required shareholders dilution on the one hand, yet to provide a long-term retention tool and spreading the risk for gain, on the other hand.

All equity-based incentives granted to Executives shall be subject to vesting over a vesting period of between three to four (3-4) years in order to promote long-term retention of the awarded Executives, with full acceleration upon a change of control event. Unless otherwise determined in a specific stock options award agreement and unless accelerated upon a change of control event, options grants to Executives shall vest gradually over a period of three (3) years, vesting in portions of 1/3 of the total number of options each year, quarter or any other period as shall be determined by the Board. Unless otherwise determined in a specific stock options award agreement, the exercise price of the equity-based compensation, in case of stock options, shall be calculated according to the average closing price of the Company's Ordinary Shares on Nasdaq during the last 30 days prior to the date of grant.

The Equity-based compensation granted to an Executive in a given 12 month period shall not exceed at the date of the grant, the aggregate amount of sixty seven percent (67%)(two-thirds) of the cost of the Executive’s annual salary, including benefits, calculated by the Black & Scholes model as the 0.33 (third) (on a vesting period of 3 years) or 0.25 (fourth) (on a vesting period of 4 years) of the grant, as the case may be, that is vested during the given year.

7.	RATIO BETWEEN FIXed COMPENSTION AND VARIABLE COMPENSATION

Unless otherwise determined in a specific Executive employment agreement (to be approved by the Board), the maximum value of the variable compensation components shall be up to 100% of each Executive's total fixed compensation package on an annual basis.

The total variable compensation, for each Executive, in one calendar year (including the lump sum sign up bonus in section 5.1, the annual bonus in section 6.2) and any other compensation that is deemed as variable compensation, shall not exceed the above mentioned limitation in this section 7. Moreover, the total discretionary compensation of the CEO in one calendar year (including the lump sum sign up bonus in section 5.1, and the discretionary component of the annual bonus in section 6.2) and any other compensation that is deemed to be discretionary compensation, shall not exceed the aggregate amount equivalent to 3 gross base monthly salaries of the CEO.

Exhibit A2 - 7

8.	Recoupment Policy

The Company may seek reimbursement of all or a portion of any compensation paid to an Executive on the basis of financial data included in Company's financial statements in any fiscal year that are found to be inaccurate and are subsequently restated.

In any such event, Company will seek reimbursement from the Executives to the extent such Executives would not have been entitled to all or a portion of such compensation, based on the financial data included in the restated financial statements.

The Compensation Committee will be responsible for approving the amounts to be recouped and for setting terms for such recoupment from time to time.

9.	exchange rates

Monetary amounts in this Policy are quoted in NIS, yet subject to the applicable currency exchange rates.

10.	Review, Recommendation and Approval of the Policy

This Policy was formulated by the Compensation Committee that approved it on October 10, 2016 and recommended the Board to approve it. On October 11, 2016 the Board approved this Policy and recommended the General Meeting to approve it. This Policy is submitted for approval by the General Meeting of the Company in the Annual Meeting that will be held on December 15, 2016.

The Compensation Committee shall review and evaluate this Policy from time to time, monitor its implementation, and recommend to the Board and the General Meeting to make any amendment or restatement to the Policy as it deems necessary from time to time.

The term of this Policy shall be 36 months as of the date of its adoption. Following such term (or before), this Policy will be examined by the Compensation Committee and will brought to the Board and General Meeting for approval.

Last Updated: October 10, 2016

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Exhibit A2 - 8

ANNUAL MEETING OF SHAREHOLDERS OF

ON TRACK INNOVATIONS LTD.

DECEMBER 15, 2016

(THE “SHAREHOLDERS MEETING”)

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at www.proxyvote.com.

If you have not voted by phone or internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.

ꜜ Please detach along perforated line and mail in the envelope provided. ꜜ

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until Monday, December 12, 2016 at 5:00 P.M. Israel time, which is December 12, 2016, at 10:00 A.M. Eastern Time (“Cut-Off Date”). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until the Cut-Off Date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it no later than the Cut-Off Date in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You may also send the signed and dated proxy card to our principal executive offices at Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel, 1200000 no later than the Cut-Off Date.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal:

		For	Against	Abstain
1.	Item No. 1 – To elect: Dilip Singh to serve as a director of the Company starting on the date of the Meeting until our next General Meeting following three years from his election;	☐	☐	☐

	Mark Stolper to serve as a director of the Company starting on the date of the Meeting until our next General Meeting following three years from his election; and	☐	☐	☐

	Shlomi Cohen to serve as a director of the Company starting on the date of the Meeting until our next General Meeting following three years from his election.	☐	☐	☐

2.	Item No. 2 - To approve the Amended and Restated Compensation Policy.	☐	☐	☐

3.	Item No. 3 - To consider and approve by a non-binding advisory vote, the compensation of our named executive officers.	☐	☐	☐

4.	Item No. 4 – To appoint Somekh Chaikin, a member of KPMG International, as our independent registered public accounting firm until the 2017 annual meeting of shareholders, and to authorize the Company's board of directors, upon the recommendation of our Audit Committee, to determine the remuneration of Somekh Chaikin in accordance with the volume and nature of their services.	☐	☐	☐

Please mark Yes if you are a controlling shareholder or have a personal interest, as such terms are defined in the proxy statement, with respect to resolution 2 and 3. Please mark No if you are not.  If you do not mark one of these boxes you will be deemed to be a controlling shareholder and/or to have a personal interest in the said resolution.

	Yes	No
Controlling shareholder/personal interest with respect to resolution 2	☐	☐

	Yes	No
Controlling shareholder/personal interest with respect to resolution 3	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

ON TRACK INNOVATIONS LTD.

Annual Meeting of Shareholders

December 15, 2016

This proxy is solicited by the Board of Directors

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF ON TRACK INNOVATIONS LTD.

The undersigned shareholder of On Track Innovations Ltd. (the "Company") hereby appoints Shlomi Cohen, Yishay Curelaru and Tamir Ben-Yoseph, or any of them, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the annual meeting of shareholders of the Company (the "Shareholders Meeting") to be held at the Company's offices at Z.H.R. Industrial Zone, Rosh Pina, Israel on Thursday, December 15, 2016, at 5:00 p.m. Israel local time, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Shareholders Meeting with all powers possessed by the undersigned if personally present at the Shareholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of an Annual Meeting of Shareholders and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO ITEMS NO. 1, 2, 3 AND 4 SPECIFIED HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ITEM NO. 1, 2, 3 AND 4.

Continued and to be signed on reverse side